EXECUTION COPY

               ---------------------------------------------------



                              SHIRE FINANCE LIMITED

                                     ISSUER


                         SHIRE PHARMACEUTICALS GROUP PLC

                                    GUARANTOR


                                       TO


                              THE BANK OF NEW YORK

                                     TRUSTEE


                                ----------------


                                    INDENTURE

                           Dated as of August 21, 2001


                                ----------------

                                U.S.$400,000,000


          2.00% GUARANTEED CONVERTIBLE SENIOR NOTES DUE AUGUST 21, 2011


               ---------------------------------------------------

                             CROSS-REFERENCE TABLE(1)


                              SHIRE FINANCE LIMITED

Reconciliation and tie between Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and the Indenture, dated as of August 21, 2001.


Trust Indenture
    Act Section                                        Indenture Section
------------------                                     -----------------

ss.310     (a)(1)..................................    6.8
           (a)(2)..................................    6.8
           (a)(3)..................................    Not Applicable
           (a)(4)..................................    Not Applicable
           (b).....................................    6.9
                                                       6.13
ss.311     (a).....................................    6.14
           (b).....................................    6.14
ss.312     (a).....................................    14.1
                                                       14.2(a)
           (b).....................................    14.2(b)
           (c).....................................    14.2(c)
ss.313     (a).....................................    14.4(a)
           (b).....................................    14.4(a)
           (c).....................................    1.6, 14.4(a)
           (d).....................................    14.4(b)
ss.314     (a).....................................    14.5
           (a)(4)..................................    6.2
                                                       9.7
           (b).....................................    Not Applicable
           (c)(1)..................................    1.2
           (c)(2)..................................    1.2
           (c)(3)..................................    Not Applicable
           (d).....................................    Not Applicable
           (e).....................................    1.2
ss.315     (a).....................................    6.1, 6.3
           (b).....................................    6.2
           (c).....................................    6.1(b)
           (d).....................................    6.1(c), 6.3
           (e).....................................    5.14
ss.316     (a)(1)(A)...............................    5.12
           (a)(1)(B)...............................    5.13
           (a)(2)..................................    Not Applicable
           (a)(2)(last sentence)...................    1.1
           (b).....................................    5.8
           (c).....................................    1.4
ss.317     (a)(1)..................................    5.3
           (a)(2)..................................    5.4
           (b).....................................    9.3
ss.318     (a).....................................    1.14

----------

1 This Cross-Reference Table does not constitute part of the Indenture and shall not affect the interpretation of any of its terms or provisions.

                                TABLE OF CONTENTS

                                                                            Page



                             RECITALS OF THE ISSUER


                             RECITALS OF THE COMPANY


                                   ARTICLE ONE


DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.1.  Definitions....................................................2

SECTION 1.2.  Compliance Certificates and Opinions..........................10

SECTION 1.3.  Form of Documents Delivered to the Trustee....................10

SECTION 1.4.  Acts of Holders of Securities.................................11

SECTION 1.5.  Notices, Etc., to Trustee, Issuer and Company.................13

SECTION 1.6.  Notice to Holders of Securities; Waiver.......................13

SECTION 1.7.  Notice of Adjustments of Exchange Ratio.......................14

SECTION 1.8.  Effect of Headings and Table of Contents......................14

SECTION 1.9.  Successors and Assigns........................................14

SECTION 1.10. Separability Clause...........................................14

SECTION 1.11. Benefits of Indenture.........................................15

SECTION 1.12. Governing Law, Etc............................................15

SECTION 1.13. Legal Holidays................................................15

SECTION 1.14. Conflict with Trust Indenture Act.............................16


                                      ARTICLE TWO


                                     SECURITY FORMS

SECTION 2.1.  Form Generally................................................16

SECTION 2.2   Restrictive Legends...........................................17

SECTION 2.3.  Form of the Guarantee.........................................18

                                     ARTICLE THREE


                                     THE SECURITIES

SECTION 3.1.  Title and Terms...............................................19

SECTION 3.2.
              Denominations.................................................19

SECTION 3.3.  Execution, Authentication, Delivery and Dating................20

SECTION 3.4.  Reserved......................................................20

SECTION 3.5.  Transfer and Exchange.........................................24

SECTION 3.6   Reserved......................................................24

SECTION 3.7   Special Transfer Provisions...................................24

SECTION 3.8.  Mutilated, Destroyed, Lost or Stolen Securities...............26

SECTION 3.9.  Payment of Interest; Interest Rights Preserved................27

SECTION 3.10. Persons Deemed Owners.........................................28

SECTION 3.11. Cancellation..................................................28

SECTION 3.12. Computation of Interest.......................................28

SECTION 3.13. CUSIP, CINS, ISIN and/or Common Code Numbers..................28


                                      ARTICLE FOUR


                               SATISFACTION AND DISCHARGE

SECTION 4.1.  Satisfaction and Discharge of Indenture.......................29

SECTION 4.2.  Application of Trust Money....................................30


                                      ARTICLE FIVE


                                        REMEDIES

SECTION 5.1.  Events of Default.............................................30

SECTION 5.2.  Acceleration of Maturity; Rescission and Annulment............32

SECTION 5.3.  Collection of Indebtedness and Suits for Enforcement by
              Trustee.......................................................33

SECTION 5.4.  Trustee May File Proofs of Claim..............................34

SECTION 5.5.  Trustee May Enforce Claims Without Possession of Securities...34

SECTION 5.6.  Application of Money Collected................................35

SECTION 5.7.  Limitation on Suits...........................................35

SECTION 5.8.  Unconditional Right of Holders to Receive Principal,
              Premium and Interest and to Convert...........................36

SECTION 5.9.  Restoration of Rights and Remedies............................36

SECTION 5.10. Rights and Remedies Cumulative................................36

SECTION 5.11. Delay or Omission Not Waiver..................................36

SECTION 5.12. Control by Holders of Securities..............................36

SECTION 5.13. Waiver of Past Defaults.......................................37

SECTION 5.14. Undertaking for Costs.........................................37

SECTION 5.15. Waiver of Stay, Usury or Extension Laws.......................37


                           ARTICLE SIX
                           THE TRUSTEE

SECTION 6.1.  Certain Duties and Responsibilities...........................38

SECTION 6.2.  Notice of Defaults............................................39

SECTION 6.3.  Certain Rights of Trustee.....................................39

SECTION 6.4.  Not Responsible for Recitals or Issuance of Securities........40

SECTION 6.5.  May Hold Securities, Act as Trustee Under Other
              Indentures....................................................41

SECTION 6.6.  Money Held in Trust...........................................41

SECTION 6.7.  Compensation and Reimbursement................................41

SECTION 6.8.  Corporate Trustee Required; Eligibility.......................42

SECTION 6.9.  Resignation and Removal; Appointment of Successor.............42

SECTION 6.10. Acceptance of Appointment by Successor........................43

SECTION 6.11. Merger, Conversion, Consolidation or Succession to
              Business......................................................44

SECTION 6.12. Authenticating Agents.........................................44

SECTION 6.13. Disqualification; Conflicting Interests.......................45

SECTION 6.14. Preferential Collection of Claims Against Company.............45

                                     ARTICLE SEVEN


                  CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 7.1.  Company May Consolidate, Etc., Only on Certain Terms..........46

SECTION 7.2.  Successor Substituted.........................................46


                                     ARTICLE EIGHT


                                SUPPLEMENTAL INDENTURES

SECTION 8.1.  Supplemental Indentures Without Consent of Holders of
              Securities....................................................47

SECTION 8.2.  Supplemental Indentures with Consent of Holders of
              Securities....................................................48

SECTION 8.3.  Execution of Supplemental Indentures..........................49

SECTION 8.4.  Effect of Supplemental Indentures.............................49

SECTION 8.5.  Reference in Securities to Supplemental Indentures............49

SECTION 8.6.  Conformity with Trust Indenture Act...........................49

SECTION 8.7.  Notice of Supplemental Indentures.............................49


                                      ARTICLE NINE


                                       COVENANTS

SECTION 9.1.  Payment of Principal, Premium and Interest....................50

SECTION 9.2.  Maintenance of Offices or Agencies............................50

SECTION 9.3.  Money for Security Payments To Be Held in Trust...............51

SECTION 9.4.  Existence.....................................................52

SECTION 9.5.  Registration and Listing......................................52

SECTION 9.6   Further Undertakings of the Company...........................52

SECTION 9.7.  Statement by Officers as to Default...........................53

SECTION 9.8.  Waiver of Certain Covenants...................................54

                                      ARTICLE TEN


                  REDEMPTION OF SECURITIES AT THE OPTION OF THE ISSUER

SECTION 10.1. Right of Redemption at the Option of the Issuer...............54

SECTION 10.2. Applicability of Article......................................54

SECTION 10.3. Election to Redeem; Notice to Trustee.........................54

SECTION 10.4. Selection by Trustee of Securities To Be Redeemed.............55

SECTION 10.5. Notice of Redemption..........................................55

SECTION 10.6. Deposit of Redemption Price...................................56

SECTION 10.7. Securities Payable on Redemption Date.........................56

SECTION 10.8. Securities Redeemed in Part...................................56

SECTION 10.9. Conversion Arrangement on Call for Redemption.................57


                                     ARTICLE ELEVEN


                                CONVERSION OF SECURITIES

SECTION 11.1.  Conversion Privilege and Conversion Rate......................57

SECTION 11.2.  Exercise of Conversion Privilege..............................58

SECTION 11.3.  Issuer to Reserve Preference Shares; Instructions to
               Trustee.......................................................59

SECTION 11.4.  Taxes on Conversions..........................................59

SECTION 11.5.  Covenant as to Preference Shares; Limitations on
               Issuance......................................................60

SECTION 11.6.  Cancellation of Converted Securities..........................60

SECTION 11.7.  No Responsibility of Trustee for Conversion
               Provisions...................................................60

SECTION 11.8.  Deemed Conversion and Exchange upon the Liquidation of the Company...............................................61


                                     ARTICLE TWELVE


                     REDEMPTION OF SECURITIES AT THE OPTION
                     OF THE HOLDER UPON A CHANGE IN CONTROL

SECTION 12.1.  Right to Require Redemption..................................61

SECTION 12.2.  Conditions to the Issuer's Election to Convert
               Securities Elected for Redemption into Preference
               Shares.......................................................62

SECTION 12.3.  Notices; Method of Exercising Redemption Right, Etc..........63

SECTION 12.4.  Certain Definitions..........................................66


                                    ARTICLE THIRTEEN


         REDEMPTION OF SECURITIES AT THE OPTION OF THE HOLDER on CERTAIN DATES

SECTION 13.1.  Right to Require Redemption on Certain Dates.................67

SECTION 13.2.  Conditions to the Issuer's Election to Convert
               Securities Elected for Redemption into Preference
               Shares.......................................................67

SECTION 13.3.  Notices; Method of Exercising Redemption Right, Etc..........69


                                    ARTICLE FOURTEEN


             HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY; NON-RECOURSE

SECTION 14.1.  Issuer to Furnish Trustee Names and Addresses of
               Holders......................................................70

SECTION 14.2.  Preservation of Information..................................71

SECTION 14.3.  No Recourse Against Others...................................71

SECTION 14.4.  Reports by Trustee...........................................71

SECTION 14.5.  Reports by Issuer and Company................................72


                                    ARTICLE FIFTEEN


                                     THE GUARANTEE

SECTION 15.1.  The Guarantee................................................72

SECTION 15.2.  Execution and Delivery of the Guarantee......................74


                             ARTICLE SIXTEEN


                  MEETINGS OF HOLDERS OF THE SECURITIES

SECTION 16.1.  Purposes of Meetings.........................................74

SECTION 16.2.  Place of Meetings............................................75

SECTION 16.3   Call and Notice of Meetings..................................75

SECTION 16.4   Voting at Meetings...........................................75

SECTION 16.5   Voting Rights, Conduct and Adjournment.......................76



                                    EXHIBITS

Exhibit A-1    Form of Rule 144A Global Security
Exhibit A-2    Form of Regulation S Global Security
Exhibit A-3    Form of Unrestricted Global Security
Exhibit B      Form of Definitive Security
Exhibit C      Form of Certificate of Authentication
Exhibit D      Form of Conversion and Exchange Notice
Exhibit E      Form of Notice of Redemption at the Option of the Holder
Exhibit F      Form of Guarantee
Exhibit G      Form of Transfer Certificate

     INDENTURE, dated as of August 21, 2001, among Shire Finance Limited, an exempted limited company duly organized and existing under the laws of the Cayman Islands, having its registered office at Ugland House, P.O. Box 309, George Town, Grand Cayman, Cayman Islands, as issuer (herein called the "Issuer"); Shire Pharmaceuticals Group plc, a public limited company duly organized and existing under the laws of England and Wales, having its principal office at Hampshire International Business Park, Chineham, Basingstoke, Hampshire RG24 8EP, England, as guarantor (herein called the "Company"); and The Bank of New York, a New York banking corporation, as Trustee hereunder (herein called the "Trustee").

                             RECITALS OF THE ISSUER

     The Issuer has duly authorized the creation of an issue of its 2.00% Guaranteed Convertible Senior Notes due August 21, 2011 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Issuer has duly authorized the execution and delivery of this Indenture.

     All things necessary to make the Securities, when the Securities are executed by the Issuer and authenticated and delivered hereunder, the valid obligations of the Issuer, and to make this Indenture a valid and legally binding agreement of the Issuer, in accordance with their and its terms, have been done.

     Further, all things necessary to duly authorize the issuance of the Preference Shares of the Issuer issuable upon the conversion of the Securities, and to duly reserve for issuance the number of Preference Shares issuable upon such conversion, have been done.

                             RECITALS OF THE COMPANY

     The Company desires to make the Guarantee provided for herein.

     All things necessary to make this Indenture a valid and legally binding agreement of the Company, in accordance with its terms, have been done, and the Company proposes to do all things necessary to make the Guarantee, when executed by the Company and endorsed on the Securities authenticated and delivered hereunder, the valid and legally binding obligations of the Company as hereinafter provided.

     Further, all things necessary to duly authorize the issuance of the Ordinary Shares or ADSs of the Company issuable upon the exchange of the Preference Shares, and to duly reserve for issuance the number of Ordinary Shares issuable upon such exchange, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   Article One

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION One.1. Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

          (3) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     "Act", when used with respect to any Holder of a Security, has the meaning specified in Section 1.4.

     "ADSs" means American Depositary Shares, each initially representing three Ordinary Shares.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under directly or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent Member" means a member of, or participant in, DTC, Clearstream or Euroclear, as the case may be.

     "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the depositary for such Security, to the extent applicable to such transaction and as in effect from time to time.

     "Articles of Association" means the Amended and Restated Memorandum and Articles of Association of the Issuer, as may be further amended and restated from time to time.

     "Associate" has the meaning set forth in Section 430E(4) of the Companies Act 1985 of the United Kingdom.

     "Authenticating Agent" means any Person authorized pursuant to Section 6.12 to act on behalf of the Trustee to authenticate Securities.

     "Board of Directors" means either the board of directors of the Issuer or the Company, as the case may be, or any duly authorized committee of such board.

     "Board Resolution" means a resolution duly adopted by the Board of Directors, a copy of which, certified by the Company Secretary or an Assistant Company Secretary of the Issuer or the Company, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

     "Business Day", when used with respect to any Place of Payment, Place of Conversion or any other place, as the case may be, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in such Place of Payment, Place of Conversion or other place, as the case may be, are authorized or obligated by law or executive order to close; provided, however, that a day on which banking institutions in New York, New York or London, England are authorized or obligated by law or executive order to close shall not be a Business Day for purposes of Section 10.6.

     "Change in Control" has the meaning specified in Section 12.4(b).

     "Change of Control Exchange Ratio" has the meaning specified in Section
12.1.

     "Change of Control Redemption Date" has the meaning specified in Section 12.1.

     "Change of Control Redemption Price" has the meaning specified in Section 12.1.

     "Clearstream" means Clearstream Banking, societe anonyme, or its successor in such capacity.

     "Closing Date" means the date on which the Securities are originally issued under this Indenture.

     "Closing Price Per Share" means, with respect to the Ordinary Shares of the Company, for any day, the closing price quoted for the Ordinary Shares on the London Stock Exchange or such other securities exchange on which the Ordinary Shares are listed or admitted to trading (converted, when applicable, into Dollars at the U.S.$/U.K.(pound) noon buying rate prevailing on such day).

     "Code" has the meaning specified in Section 2.1.

     "Commission" means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Company Notice" has the meaning specified in Section 12.3.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by (i) its Chief Executive, Finance Director or other Director; and (ii) its Chief Accounting Officer, its Treasurer, its Company Secretary or an Assistant Company Secretary, and delivered to the Trustee.

     "Conversion and Exchange Agent" means any Person authorized by the Company to convert Securities in accordance with Article Eleven and to exchange Preference Shares for Ordinary Shares or ADSs or, at the option of the Issuer, cash. The Company has initially appointed the Trustee as its Conversion and Exchange Agent in the State of New York, County of New York, City of New York.

     "Corporate Trust Office" means the office of the Trustee, which shall be outside of the United Kingdom, at which at any particular time its corporate trust business shall be principally administered (which at the date of this Indenture is located at 101 Barclay Street, New York, New York 10286).

     "corporation" means a corporation, company, association, joint-stock company or business trust.

     "Defaulted Interest" has the meaning specified in Section 3.9.

     "Definitive Security" means any definitive registered Security substantially in the form set forth in Exhibit B hereto issued in accordance with Section 3.5.

     "Depositary" means Morgan Guaranty Trust Company of New York or any Successor thereto.

     "Dollar" or "U.S.$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

     "DTC" means The Depository Trust Company, a New York corporation.

     "DTC Agreement" shall have the meaning specified in Section 3.5 (A)(a).

     "Euroclear" means Euroclear S.A./N.V., as operator of the Euroclear System, or its successor in such capacity.

     "Event of Default" has the meaning specified in Section 5.1.

     "Exchange Act" means the U.S. Securities Exchange Act of 1934 (or any successor statute), as amended from time to time.

     "Exchange Ratio" means the rate at which Ordinary Shares or ADSs shall be delivered upon exchange of one Preference Share in accordance with the provisions of the Memorandum and Articles of Association of the Issuer, which Exchange Ratio initially shall be 49.6175 Ordinary Shares or 16.5392 ADSs per Preference Share, as adjusted from time to time in certain instances as provided or as otherwise provided in the Memorandum and Articles of Association of the Issuer.

     "Global Security" means a Security evidencing all or a part of all of the Securities substantially in the forms set forth in Exhibit A hereto.

     "Guarantee" means the guarantee of the obligations of the Issuer by the Company as endorsed on each Security authenticated and delivered pursuant to this Indenture in accordance with and subject to the terms of Article 15 hereof and all other obligations and covenants of the Company contained in this Indenture and the Securities.

     "Holder" means in the case of any Security, the Person in whose name the Security is registered in the Security Register.

     "Holder Option Redemption Date" has the meaning specified in Section 13.1.

     "Holder Option Redemption Price" has the meaning specified in Section 13.1.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

     "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

     "Investment Company Act" means the U.S. Investment Company Act of 1940 (or any successor statute), as amended from time to time.

     "Issuer" means the Person named as the "Issuer" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor Person.

     "Issuer Request" or "Issuer Order" means a written request or order signed in the name of the Issuer by any two Persons who shall each be a director or officer of the Issuer and delivered to the Trustee.

     "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, exercise of the Holders' rights to require redemption set forth in Article Twelve or Article Thirteen or otherwise.

     "Non-U.S. Persons" means a Person who is not a "U.S. person" as defined in Regulation S.

     "Notice of Default" has the meaning specified in Section 5.1.

     "Officers' Certificate" means a certificate delivered to the Trustee signed by, in the case of the Company, (i) the Chief Executive, Finance Director or other Director; and (ii) the Chief Accounting Officer, the Treasurer, the Company Secretary or an Assistant Company Secretary of the Company, and, in the case of the Issuer, any two Persons who shall each be a director or officer of the Issuer.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Issuer or the Company.

     "Ordinary Share VWAP" means the London Stock Exchange volume-weighted average price with respect to the Ordinary Shares on any given Trading Day, as seen on Bloomberg Professional Service.

     "Ordinary Shares" mean the ordinary shares, nominal value U.K. five pence per share, in the capital of the Company at the date of this instrument as originally executed. Shares issuable on conversion of Securities into Preference Shares and exchange of Preference Shares shall include only Ordinary Shares or shares of any class or classes of ordinary shares resulting from any reclassification or reclassifications thereof; provided, however, that if at any time there shall be more than one such resulting class, the shares so issuable on conversion of Securities into Preference Shares and exchange of Preference Shares shall include shares of all such classes, and the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

     "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii)Securities for the payment or redemption of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii)Securities which have been paid pursuant to Section 3.8 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities are present at a meeting of Holders of Securities for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Issuer or the Company or any other obligor upon the Securities or any Affiliate of the Issuer or the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or the Company or any other obligor upon the Securities or any Affiliate of the Issuer or the Company or such other obligor.

     "Paying Agent" means any Person authorized by the Issuer to pay the principal of or interest on any Securities on behalf of the Issuer and, except as otherwise specifically set forth herein, such term shall include the Issuer if it shall act as its own Paying Agent. The Issuer has initially appointed the Trustee as its Paying Agent in the State of New York, County of New York, City of New York.

     "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof or any other entity of whatever nature.

     "Place of Conversion" has the meaning specified in Section 3.1.

     "Place of Payment" has the meaning specified in Section 3.1.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.8 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Preference Shares" means the 2000.00% Exchangeable Redeemable Preference Shares with a nominal value of $1 each in the capital of the Issuer.

     "Private Placement Legend" means the legend initially set forth on the Securities in the form set forth in Section 2.2.

     "Purchasers" shall have the meaning set forth in Section 10.9.

     "QIB" means a "qualified institutional buyer" as defined under Rule 144A.

     "Record Date" means any Regular Record Date or Special Record Date.

     "Record Date Period" means the period from the close of business of any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date.

     "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Security to be redeemed in accordance with Article 10 of this Indenture, means 100% of the principal amount of the Securities to be redeemed, plus accrued interest to the Redemption Date.

     "Registration Rights Agreement" means the Registration Rights Agreement dated as of August 21, 2001 among the Issuer, the Company and Bear, Stearns International Limited and Goldman Sachs International as representatives of the initial purchasers of the Securities.

     "Registration Statement" has the meaning set forth in the Registration Rights Agreement.

     "Regulation S" means Regulation S under the Securities Act.

     "Regulation S Global Security" has the meaning specified in Section 2.1.

     "Regulation S Definitive Security" means a Definitive Security issued in respect of an interest in the Regulation S Global Security.

     "Regular Record Date" for interest payable in respect of any Definitive Security on any Interest Payment Date means the sixth day of February or the sixth day of August (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

     "Responsible Officer", when used with respect to the Trustee, means any officer within the Corporate Trust Office of the Trustee, including, without limitation, any vice president, assistant vice president, assistant treasurer, corporate trust officer or other employee of the Trustee customarily performing functions similar to those performed by any of the above designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

     "Rule 144A" means Rule 144A under the Securities Act.

     "Rule 144A Global Security" has the meaning specified in Section 2.1.

     "Rule 144A Definitive Security" means a Definitive Security issued in respect of an interest in the Rule 144A Global Security.

     "Securities" has the meaning ascribed to it in the first paragraph under the caption "Recitals of the Issuer".

     "Securities Act" means the U.S. Securities Act of 1933 (or any successor statute), as amended from time to time.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Issuer pursuant to Section 3.9.

     "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

     "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock or other similar interests in the corporation which ordinarily has or have voting power for the election of directors, or persons performing similar functions, whether at all times or only so long as no senior class of stock or other interests has or have such voting power by reason of any contingency.

     "Trading Days" means days on which the London Stock Exchange or such other securities exchange on which the Ordinary Shares are listed or admitted for trading, is open for trading.

     "Trust Indenture Act" means the U.S. Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

     "Unrestricted Global Security" means any Global Security that does not and is not required to bear the Private Placement Legend.

     "United States" or "U.S." means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction (its "possessions" including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands).

SECTION One.2. Compliance Certificates and Opinions.

     Upon any application or request by the Issuer or the Company to the Trustee to take any action under any provision of this Indenture, the Issuer or the Company, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and, if required by the Trust Indenture Act, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (including certificates provided for in Section 9.7) shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION One.3. Form of Documents Delivered to the Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Issuer or the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer or the Company or any other Person stating that the information with respect to such factual matters is in the possession of the Issuer or the Company or such other Person, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION One.4. Acts of Holders of Securities.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing by such Holders. Such action shall become effective when such instrument or instruments record is delivered to the Trustee and, where it is hereby expressly required, to the Issuer and the Company. The Trustee shall promptly deliver to the Issuer and the Company copies of all such instruments delivered to the Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders of Securities signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee, the Issuer and the Company if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

     (c) The ownership, principal amount and serial number of any Security held by any Person, and the date of his holding the same, shall be proved by the Security Register. In the case of a Global Security, the Holder thereof shall be entitled to give or take, or vote on, any relevant action with respect to all or only a portion of the principal amount represented by such Global Security as of the record date fixed for such action, as indicated in Security Register.

     (d) The fact and date of execution of any such instrument or writing and the authority of the Person executing the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this
Section 1.4.

     (e) The Issuer may set any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted by this Indenture to be given or taken by Holders. Promptly and in any case not later than 10 days after setting a record date, the Issuer shall notify the Trustee and the Holders of such record date. If not set by the Issuer prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 14.1) prior to such first solicitation or vote, as the case may be. With regard to any record date, the Holders on such date (or their duly appointed agents or proxies), and only such Persons, shall be entitled to give or take, or vote on, the relevant action, whether or not such Holders remain Holders after such record date. Notwithstanding the foregoing, the Issuer shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any notice, declaration or direction referred to in the next paragraph.

     Upon receipt by the Trustee from any Holder of (i) any notice of default or breach referred to in Section 5.1(4), if such default or breach has occurred and is continuing and the Trustee shall not have given such a notice to the Issuer and the Company; (ii) any declaration of acceleration referred to in Section 5.2, if an Event of Default has occurred and is continuing and the Trustee shall not have given such a declaration to the Issuer and the Company; or (iii) any direction referred to in Section 5.12, if the Trustee shall not have taken the action specified in such direction, then, with respect to clauses (ii) and
(iii), a record date shall automatically and without any action by the Issuer, the Company or the Trustee be set for determining the Holders entitled to join in such declaration or direction, which record date shall be the close of business on the tenth day (or, if such day is not a Business Day, the first Business Day thereafter) following the day on which the Trustee receives such declaration or direction, and, with respect to clause (i), the Trustee may set any day as a record date for the purpose of determining the Holders entitled to join in such notice of default. Promptly after such receipt by the Trustee of any such declaration or direction referred to in clause (ii) or (iii), and promptly after setting any record date with respect to clause (i), and as soon as practicable thereafter, the Trustee shall notify the Issuer, the Company and the Holders of any such record date so fixed. The Holders on such record date (or their duly appointed agents or proxies), and only such Persons, shall be entitled to join in such notice, declaration or direction, whether or not such Holders remain Holders after such record date; provided that, unless such notice, declaration or direction shall have become effective by virtue of Holders of the requisite principal amount of Securities on such record date (or their duly appointed agents or proxies) having joined therein on or prior to the 180th day after such record date, such notice, declaration or direction shall automatically and without any action by any Person be cancelled and of no further effect. Nothing in this paragraph shall be construed to prevent a Holder (or a duly appointed agent or proxy thereof) from giving, before or after the expiration of such 180-day period, a notice, declaration or direction contrary to or different from, or, after the expiration of such period, identical to, the notice, declaration or direction to which such record date relates, in which event a new record date in respect thereof shall be set pursuant to this paragraph. In addition, nothing in this paragraph shall be construed to render ineffective any notice, declaration or direction of the type referred to in this paragraph given at any time to the Trustee and the Issuer by Holders (or their duly appointed agents or proxies) of the requisite principal amount of Securities on the date such notice, declaration or direction is so given.

     (f) Except as provided in Sections 5.12 and 5.13, any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Issuer or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION One.5. Notices, Etc., to Trustee, Issuer and Company.

     Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of Holders of Securities or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

          (1) the Trustee by any Holder of Securities or by the Issuer or the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (which may be via facsimile) to or with the Trustee and received at its Corporate Trust Office, Attention: Corporate Trust Administration, and shall be deemed given when received; or

          (2) the Issuer or the Company by the Trustee or by any Holder of Securities shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing, mailed, first-class postage prepaid, or telecopied and confirmed by mail, first-class postage prepaid, or delivered by hand or overnight courier, addressed to the Issuer and the Company at Hampshire International Business Park, Chineham, Basingstoke, Hampshire RG24 8EP, England, Attention: Company Secretary, or at any other address previously furnished in writing to the Trustee by the Issuer or the Company, and shall be deemed given when received.

     Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

SECTION One.6. Notice to Holders of Securities; Waiver.

     Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Securities of any event, such notice shall be sufficiently given to Holders if in writing and mailed, first-class postage prepaid to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice.

     Neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Securities. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee, which approval shall not be unreasonably withheld or delayed, shall constitute a sufficient notification to such Holders for every purpose hereunder.

     Such notice shall be deemed to have been given when such notice is mailed.

     In addition to notices by mail, the Issuer undertakes that any notice of redemption of the Securities, or notice of any Change in Control and of the related redemption right arising as a result thereof, shall further include a public announcement thereof by release made to Reuters Economic Services and Bloomberg Business News.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION One.7. Notice of Adjustments of Exchange Ratio.

     Whenever the Exchange Ratio is adjusted as provided in the Articles of
Association:

          (1) the Issuer shall compute the adjusted Exchange Ratio in accordance with the Articles of Association and shall prepare a certificate signed by a director or officer of the Issuer and the Chief Financial Officer of the Company setting forth the adjusted Exchange Ratio and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall promptly be filed with the Trustee and with each Conversion and Exchange Agent; and

          (2) upon each such adjustment, a notice stating that the Exchange Ratio has been adjusted and setting forth the adjusted Exchange Ratio shall be required, and as soon as practicable after it is required, such notice shall be provided by the Issuer to all Holders in accordance with Section 1.6.

Neither the Trustee nor any Conversion and Exchange Agent shall be under any duty or responsibility with respect to any such certificate or the information and calculations contained therein, except to exhibit the same to any Holder of Securities desiring inspection thereof at its office during normal business hours.

SECTION One.8. Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION One.9. Successors and Assigns.

     All covenants and agreements in this Indenture by the Issuer or the Company shall bind their respective successors and assigns, whether so expressed or not.

SECTION One.10.        Separability Clause.

     In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION One.11.        Benefits of Indenture.

     Except as provided in the next sentence, nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns hereunder and the Holders of Securities, any benefit or legal or equitable right, remedy or claim under this Indenture.

SECTION One.12.        Governing Law, Etc.

     (a) THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. THE PARTIES HERETO EACH HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE SECURITIES OR ANY TRANSACTION RELATED HERETO OR THERETO.

     (b) Each of the Issuer and the Company hereby:

          (i) agrees that any suit, action or proceeding against it arising out of or relating to this Indenture or the Securities, as the case may be, under U.S. federal or state securities laws may be instituted in any U.S. federal or state court sitting in New York City;

          (ii)waives to the extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and any claim that any suit, action or proceeding in such a court has been brought in an inconvenient forum;

          (iii)irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding;

          (iv)agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding and may be enforced in the courts of the jurisdiction of which it is subject by a suit upon judgment; and

          (v) irrevocably appoints CT Corporation System as its agent upon which process may be served in any such suit, action or proceeding, and agrees that service of process upon such agent at its office at 111 8th Avenue, 13th Floor, New York, New York 10011 and written notice of said service to the Issuer and the Company by such agent shall constitute personal service of such process on the Issuer and the Company in any such suit, action or proceeding.

SECTION One.13.        Legal Holidays.

     In any case where any Interest Payment Date, Redemption Date, Change of Control Redemption Date, Holder Option Redemption Date or Stated Maturity of any Security or the last day on which a Holder of a Security has a right to convert his Security shall not be a Business Day at a Place of Payment or Place of Conversion, as the case may be, then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal of, premium, if any, or interest on, or the payment of any Redemption Price, Change of Control Redemption Price or Holder Option Redemption Price (or issue of Preference Shares on conversion of a Security or Ordinary Shares or ADSs in exchange for Preference Shares into which Securities may be converted in lieu of payment thereof) with respect to, or delivery for conversion of, such Security need not be made at such Place of Payment or Place of Conversion, as the case may be, on or by such day, but may be made on or by the next succeeding Business Day at such Place of Payment or Place of Conversion, as the case may be, with the same force and effect as if made on the Interest Payment Date, Redemption Date Change of Control Redemption Date or Holder Option Redemption Date, or at the Stated Maturity or by such last day for conversion; provided, however, that in the case that payment is made on such succeeding Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Change of Control Redemption Date, Holder Option Redemption Date, Stated Maturity or last day for conversion, as the case may be.

SECTION One.14.        Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

                                   Article Two

                                 SECURITY FORMS

SECTION Two.1.         Form Generally.

     The Securities shall be in substantially the form set forth in this Article and in the forms of Securities set forth in Exhibits A and B to this Indenture, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or the Internal Revenue Code of 1986, as amended, and regulations thereunder (the "Code"), or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. The Securities shall initially be represented by two or more Global Securities in registered form, as opposed to bearer form.

     Securities initially offered and sold to U.S. investors shall be issued in the form of one or more permanent global certificates in registered form, substantially in the form set forth in Exhibit A-1 hereto (a "Rule 144A Global Security"), duly executed by the Issuer and authenticated by the Trustee as hereinafter provided and deposited with a custodian for and registered in the name of Cede & Co. as nominee of DTC.

     Securities initially offered and sold outside of the United States shall be issued in the form of one or more permanent global certificates in registered form, substantially in the form set forth in Exhibit A-2 hereto (a "Regulation S Global Security"), duly executed by the Issuer and authenticated by the Trustee as hereinafter provided and deposited with, and registered in the name of a nominee for, a common depositary for Clearstream and Euroclear.

     The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Securities Registrar in accordance with instructions given by DTC, Clearstream and Euroclear (which shall not be kept in the United Kingdom).

     Definitive Securities may be issued from time to time in accordance with the provisions of this Indenture, in the form of Exhibit B hereto.

     The Trustee's certificates of authentication shall be in substantially the form set forth in Exhibit C.

     Conversion notices shall be in substantially the form set forth in Exhibit
D.

     Notices of redemption at the option of the Holder shall be substantially in the form set forth in Exhibit E.

     Any definitive Securities shall be printed, lithographed, typewritten or engraved or produced by any combination of these methods on steel engraved borders if so required by any securities exchange upon which the Securities may be listed, or may be produced in any other manner permitted by the rules of any such securities exchange, or, if the Securities are not listed on a securities exchange, in any other manner approved by the Issuer, all as determined by the officers executing such Securities, as evidenced by their execution thereof.

SECTION Two.2.         Restrictive Legends.

     (a) Unless and until a Security is sold or otherwise transferred in connection with an effective Registration Statement pursuant to the Registration Rights Agreement, (i) the Rule 144A Global Securities and Rule 144A Definitive Securities shall bear the legend set forth below on the face thereof and (ii) until at least the 41st day after the Closing Date, the Regulation S Global Securities and the Regulation S Definitive Securities shall bear the legend set forth below on the face thereof:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A "QIB") OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) UNDER THE SECURITIES ACT, OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO SHIRE PHARMACEUTICALS GROUP PLC OR ANY SUBSIDIARY THEREOF, (B) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S, (B) IN ACCORDANCE WITH RULE 144A TO A PERSON WHOM THE SELLER AND ANY PERSON ACTING ON BEHALF OF THE SELLER REASONABLY BELIEVE IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A AND TO WHOM NOTICE IS GIVEN THAT SUCH OFFER, SALE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS.

     (b) Each Global Security shall also bear the following legend on the face thereof:

         THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO. THE REGISTERED HOLDER HEREOF MAY BE TREATED BY THE ISSUER, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO A SUCCESSOR BOOK-ENTRY DEPOSITARY, AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 3.7 OF THE INDENTURE.

SECTION Two.3.         Form of the Guarantee.

     The Guarantee of the Company shall be endorsed on each Security and shall be in substantially the form set forth in Exhibit F or such other form or forms as shall be established by a Board Resolution of the Company or an indenture supplemental hereto, with such appropriate insertions, omissions, substitutions and other corrections as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Guarantees. Such execution of such Guarantees shall be conclusive evidence as regards the Company as to any such determination made by the Company.

                                  Article Three

                                 THE SECURITIES

SECTION Three.1.       Title and Terms.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to U.S.$400,000,000, except for Securities authenticated and delivered in exchange for, or in lieu of, other Securities pursuant to Section 3.5, 3.8, 8.5, 10.8, 11.2 or 12.3(f).

     The Securities shall be known and designated as the "2.00% Guaranteed Convertible Senior Notes due August 21, 2011" of the Issuer. Their Stated Maturity shall be August 21, 2011, and they shall bear interest on their principal amount from August 21, 2001, payable semi-annually in arrears on February 21 and August 21 in each year, commencing February 21, 2002, at the rate of 2.00% per annum until the principal thereof is due and at the rate of 2.00% per annum on any overdue principal and, to the extent permitted by law, on any overdue interest; provided, however, that payments shall only be made on Business Days as provided in Section 1.13.

     The principal of, premium, if any, and interest on the Securities shall be payable as provided in the form of Securities set forth in Exhibit A and Exhibit B, and any Redemption Price, Change of Control Redemption Price or Holder Option Redemption Price shall be payable at such places as are identified in the notice of redemption delivered pursuant to Section 10.5, the Company Notice given pursuant to Section 12.3 or any notice from the Issuer delivered pursuant to
Section 13.3 (any city in which any Paying Agent is located being herein called a "Place of Payment").

     The Securities shall be redeemable at the option of the Issuer, as provided in Article Ten and in the form of Securities set forth in Exhibit A and Exhibit B.

     The Securities shall be convertible as provided in Article Eleven (any city in which any Conversion Agent is located being herein called a "Place of Conversion").

     The Securities shall be subject to redemption by the Company at the option of the Holders as provided in Article Twelve and Article Thirteen.

SECTION Three.2.       Denominations.

     The Securities shall be issuable only in global registered or definitive registered form, without coupons, in denominations of U.S.$1,000 and integral multiples thereof.

SECTION Three.3.       Execution, Authentication, Delivery and Dating.

     The Securities shall be executed on behalf of the Issuer by its Chief Executive, its Finance Director or one of its other Directors, or by its Treasurer, under a facsimile of its corporate seal reproduced thereon attested by its Company Secretary or one of its Assistant Company Secretaries. Any such signature may be manual or facsimile.

     Securities bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Issuer shall bind the Issuer , notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities executed by the Issuer to the Trustee or to its order for authentication, together with an Issuer Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Issuer Order shall authenticate and make available for delivery such Securities as in this Indenture provided and not otherwise.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION Three.4.       Reserved.

SECTION Three.5.       Transfer and Exchange.

     The Issuer shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Issuer designated pursuant to Section 9.2 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided. The Security Register shall be maintained at all times outside the United Kingdom.

     Upon surrender of a Security for registration of transfer of any Security at an office or agency of the Issuer designated pursuant to Section 9.2 for such purpose, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

     (A) Global Securities

     (a) The Rule 144A Global Security authenticated under this Indenture shall be deposited with a custodian for and registered in the name of Cede & Co., as nominee of DTC. Pursuant to the terms of the agreement to be entered into between DTC and the Issuer (the "DTC Agreement"), DTC will operate a book-entry system for the securities registered in its name or the name of its nominee. The Regulation S Global Security authenticated under this Indenture shall be deposited with, and registered in the name of a nominee for, a common depositary for Clearstream and Euroclear, which will each operate a book-entry system for the Securities registered in the name of the common depositary. Each such Global Security shall constitute a single Security for all purposes of this Indenture.

     (b) The Rule 144A Global Security and the Regulation S Global Security shall bear legends as set forth in Section 2.2. Transfers of any Global Security shall be limited to transfers of such Global Security in whole, but not in part. Transfers of interests from one Global Security to another Global Security shall be effected by an increase or a reduction in the aggregate principal amount of Securities represented by the first Global Security and the corresponding reduction or increase in the aggregate principal amount of Securities represented by the other Global Security. Any beneficial interest in one of the Global Securities that is transferred to a person who takes delivery in the form of an interest in another Global Security will, upon transfer, cease to be an interest in such Global Security and become an interest in such other Global Security and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures or conditions applicable to beneficial interests in such other Global Security for as long as it remains such an interest.

     (c) Notwithstanding any other provision in this Indenture, no Global Securities held by DTC may be exchanged for Definitive Securities unless: (i) DTC notifies the Trustee that it is unwilling or unable to continue to hold such Global Securities, or if at any time DTC is unable to or ceases to be a clearing agency registered under the Exchange Act and as successor to DTC registered under the Exchange Act is not appointed by the Trustee at the written request of the Issuer within 120 days; (ii) an Event of Default under the Securities occurs, upon the request of the holder of a beneficial interest in the relevant

Securities; or (iii) at any time the Issuer at its option and in its sole discretion determines that a Global Security should be exchanged (in whole but not in part) for Definitive Securities. The Regulation S Global Securities may not be exchanged for Definitive Securities unless: (i) either Clearstream or Euroclear is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business and does in fact do so and no alternative clearing system satisfactory to the Issuer is available; (ii) an Event of Default under the Securities occurs, upon the request of the holder of a a beneficial interest in the relevant Securities; or (iii) at any time the Issuer at its option and in its sole discretion determines that a Global Security should be exchanged (in whole but not in part) for Definitive Securities.

     Any Global Security that is exchangeable pursuant to the preceding paragraph shall be exchangeable only for Definitive Securities issuable in authorized denominations of a like aggregate principal amount and tenor as the Global Security so exchangeable, and bearing interest at the same rate, having the same date of issuance, the same date or dates from which such interest shall accrue, the same Interest Payment Dates, and subject to the same redemption and conversion provisions and other terms as the Global Security so exchangeable. Definitive Securities shall be registered in the names of the owners of the beneficial interests in such Securities as such names are from time to time provided by the relevant Agent Members holding interests in such Global Securities (as the names of such Agent Members are provided to the Company from time to time by DTC, Clearstream or Euroclear).

     Except as provided above, owners solely of beneficial interests in a Global Security shall not be entitled to receive physical delivery of Securities in definitive form and will not be considered the Holders thereof for any purpose under this Indenture.

     (d) Definitive Securities issued upon any exchange of beneficial interests in the Rule 144A Global Security or the Regulations S Global Security shall bear the legends set forth in Section 2.2 and shall be subject to all restrictions on transfer contained therein to the same extent as the Global Security so exchanged.

     (e) In the event that a Global Security is surrendered for redemption in part pursuant to Section 10.8, Section 12 or Section 13 either (i) the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Global Security, without service charge, a new Global Security in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered or (ii) the Trustee shall endorse Schedule A to such Global Security to reflect the reduction in the principal amount at maturity of such Global Security as a result of such redemption.

     (f) Upon the effectiveness of the Registration Statement pursuant to the Registration Rights Agreement and the sale or other transfer of a beneficial interest in a Global Security in connection therewith, the Issuer shall issue and upon receipt of an authentication order in accordance with Section 3.3, the Trustee (or its agent in accordance with Section 6.12) shall authenticate one or more Unrestricted Global Securities in the form of Exhibit A-3 hereto in an initial aggregate principal amount equal to the principal amount of the beneficial interest so transferred. Concurrently with the issuance of any such Unrestricted Global Security, the Trustee shall cause the aggregate principal amount of the applicable initial Global Security to be reduced accordingly and direct the Security Registrar to make a corresponding reduction in the Security Register in respect of the initial Global Security.

     (g) The Agent Members, DTC, Clearstream, Euroclear and any beneficial owners shall have no rights under this Indenture with respect to any Global Security held on their behalf by a Holder, or in relation to which they hold, directly or indirectly, beneficial interests, and such Holder shall be treated by the Issuer, the Company, the Trustee, and any agent of the Issuer, the

Company or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Company, the Trustee, or any agent of the Issuer, the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Holder or impair, as between DTC, Clearstream, Euroclear or another clearing agency and any of their respective Agent Members and Holders, the operation of customary practices governing the exercise of the rights of a holder or any security, including without limitation the granting of proxies or other authorization of participants to give or take any request, demand, authorization, direction, notice, consent, waiver, or other action which a Holder is entitled to give or take under this Indenture.

     (h) DTC, Clearstream and Euroclear may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture with respect to the Securities.

     (i) Pending the preparation of Definitive Securities, the Issuer may execute, and upon Issuer Order the Trustee shall authenticate and make available for delivery, temporary Securities provided to it which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Definitive Securities may determine, as evidenced by their execution of such Securities.

     If temporary Securities are issued, the Issuer will cause definitive registered Securities to be prepared without unreasonable delay. After the preparation of definitive registered Securities, the temporary Securities shall be exchangeable for Definitive Securities upon surrender of the temporary Securities at any office or agency of the Issuer designated pursuant to Section 9.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Issuer shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of Definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as Definitive Securities.

     (B) Definitive Securities

     (a) At the option of a Holder, and subject to the other provisions of this
Section 3.5, Definitive Securities may be exchanged for other Definitive Securities of any authorized denomination and of a like aggregate principal amount, upon surrender of the Definitive Securities to be exchanged at any such office or agency. Whenever any Definitive Securities are so surrendered for exchange, and subject to the other provisions of this Section 3.5, the Issuer shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive. Every Definitive Security presented or surrendered for registration of transfer and/or surrendered for exchange shall (if so required by the Issuer or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     All Definitive Securities issued upon any registration of transfer or exchange of Definitive Securities shall be the valid and legally binding obligations of the Issuer, evidencing the same debt, and subject to the other provisions of this Section 3.5, entitled to the same benefits under this Indenture, as the Definitive Securities surrendered upon such registration of transfer or exchange.

     (b) No service charge shall be made for any registration of transfer or exchange of Securities except as provided in Section 3.8, but the Issuer may require payment of a sum sufficient to cover any tax, duty or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to this Section 3.5 or
Section 8.5, 10.8 or 11.2 (other than where the Preference Shares, Ordinary Shares or ADSs are to be issued or delivered in a name other than that of the Holder of the Security), in each case not involving any transfer. Any stamp, stamp duty reserve tax and other duties, if any, which may be imposed by the United Kingdom or any political subdivision thereof or therein in connection with any exchanges pursuant to this Section 3.5 or Section 8.5, 10.8, 11.2, 12.3(f) or 13.3(e) (other than where the Preference Shares, Ordinary Shares or ADSs are to be issued or delivered in a name other than that of the Holder of the Security), in each case not involving any transfer, shall be paid by the Issuer.

     In the event of a redemption of the Securities, the Issuer will not be required (a) to register the transfer of or exchange Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption; or (b) to register the transfer of or exchange any Security, or portion thereof, called for redemption.

     (c) Neither the Trustee, the Paying Agent nor any of their agents shall (1) have any duty to monitor compliance with or with respect to any U.S. federal or state or other securities or tax laws; or (2) have any duty to obtain documentation on any transfers or exchanges other than as specifically required hereunder.

SECTION Three.6.       Reserved.

SECTION Three.7.       Special Transfer Provisions.

     Unless and until a Security is sold or otherwise transferred in connection with an effective Registration Statement pursuant to the Registration Rights Agreement, the following provisions shall apply:

     (a) Transfers to QIBs. The following provisions shall apply with respect to any proposed transfer of a Security to a QIB, other than any QIB that is a Non-U.S. Person:

          (i) If the Security to be transferred is (A) either a Rule 144A Definitive Security or a Regulation S Definitive Security prior to the removal of the Private Placement Legend, the transferor must advise the Issuer and the Trustee in writing that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has advised the Issuer and the Trustee in writing that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer and the Company as it has requested pursuant to Rule 144A, or has determined not to request such information, and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; or (B) an interest in a Rule 144A Global Security, the transfer of such interest may be effected only through the book-entry system maintained by DTC.

          (ii) If the proposed transferee is an Agent Member and the Security to be transferred consists of Rule 144A Definitive Securities, upon receipt by the Trustee of the documents referred to in paragraph (i) above and instructions given in accordance with the procedures of DTC, Clearstream or Euroclear, as the case may be, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Rule 144A Global Security in an amount equal to the principal amount of the Rule 144A Definitive Securities to be transferred, and the Trustee shall cancel the Rule 144A Definitive Securities so transferred.

     (b) Transfers of Interests in the Regulation S Global Security or Regulation S Definitive Securities. The following provisions shall apply with respect to any transfer of interests in the Regulation S Global Security or Regulation S Definitive Securities:

          (i) prior to the removal of the Private Placement Legend from the Regulation S Global Security or Regulation S Definitive Securities pursuant to Section 2.2, such transfer must comply with paragraph (a) or (c) of this
     Section 3.7, and

          (ii) after such removal, transfers of any such Security may be made without provision of any additional certification.

     (c) Transfers to Non-U.S. Persons at Any Time. The following provisions shall apply with respect to any transfer of a Security to a Non-U.S. Person:

          (i) any proposed transfer to any Non-U.S. Person of a Rule 144A Definitive Security or an interest in a Rule 144A Global Security may be made upon receipt by the Trustee of a certificate substantially in the form of Exhibit G hereto from the proposed transferor.

          (ii) (A) If the proposed transferor is an Agent Member holding a beneficial interest in a Rule 144A Global Security, upon receipt by the Trustee of (1) the documents, if any, required by paragraph (i) and (2) instructions in accordance with the procedures of DTC, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Rule 144A Global Security in an amount equal to the principal amount of the beneficial interest in the Rule 144A Global Security to be transferred, and (B) if the proposed transferee is an Agent Member, upon receipt by the Trustee of instructions given in accordance with the procedures of DTC, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Regulation S Global Security in an amount equal to the principal amount of the Rule 144A Definitive Security or the Rule 144A Global Security, as the case may be, to be transferred, and the Trustee shall cancel the Definitive Security, if any, so transferred or decrease the amount of the Rule 144A Global Security.

     (d) Private Placement Legend. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Trustee shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Trustee shall deliver only Securities that bear the Private Placement Legend unless (i) the Private Placement Legend is no longer required by Section 2.2, or
(ii) if the time period referred to in Rule 144(k) has expired and there is delivered to the Trustee an Opinion of Counsel reasonably satisfactory to the Issuer and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

     (e) General. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture. In connection with any transfer of Securities, each Holder agrees by its acceptance of the Securities to furnish the Trustee, the Book-Entry Depositary or the Issuer such certifications, legal opinions or other information as any of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act; provided that the Trustee shall not be required to determine (but may conclusively rely on a determination made by the Issuer with respect to) the sufficiency of any such certifications, legal opinions or other information.

     The Trustee shall retain copies of all letters, notices and other written communications received pursuant to Section 3.5 or this Section 3.7 in accordance with its customary record retention procedures. The Issuer and the Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Trustee.

SECTION Three.8.       Mutilated, Destroyed, Lost or Stolen Securities.

     If any mutilated Security is surrendered to the Trustee, the Issuer shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there be delivered to the Issuer and to the Trustee:

          (1) evidence to their satisfaction of the destruction, loss or theft of any Security; and

          (2) such security or indemnity as may be satisfactory to the Issuer and the Trustee to save each of them and any agent of either of them harmless,

then, in the absence of actual notice to the Issuer or the Trustee that such Security has been acquired by a bona fide purchaser, the Issuer shall execute and the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Issuer in its discretion, but subject to any conversion rights, may, instead of issuing a new Security, pay such Security, upon satisfaction of the conditions set forth in the preceding paragraph.

     Upon the issuance of any new Security under this Section 3.8, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security issued pursuant to this Section 3.8 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

     The provisions of this Section 3.8 are exclusive and shall preclude (to the extent lawful) all other rights and remedies of any Holder with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION Three.9.       Payment of Interest; Interest Rights Preserved.

     Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid, (i) in the case of Definitive Securities, to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest and, at the option of the Issuer, may be paid by check mailed to the address of the Person as it appears in the Security Register; and (ii) in the case of Global Securities, to the Holder by wire transfer of same-day funds to the Holder in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

     Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in clause (1) or (2) below:

          (1) The Issuer may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security, the date of the proposed payment and the Special Record Date, and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. The Special Record Date for the payment of such Defaulted Interest shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee, in the name and at the expense of the Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at such Holder's address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2) The Issuer may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section and Section 3.5, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     Interest on any Security which is converted in accordance with Section 11.2 during a Record Date Period shall be payable in accordance with the provisions of Section 11.2.

SECTION Three.10.      Persons Deemed Owners.

     The Issuer, the Company, the Trustee and any agent of the Issuer, the Company or the Trustee may treat the Person in whose name a Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.9) interest on such Security and for all other purposes whatsoever, whether or not such

Security be overdue, and neither the Issuer, the Company, the Trustee nor any agent of the Issuer, the Company or the Trustee shall be affected by notice to the contrary.

SECTION Three.11.      Cancellation.

     All Securities surrendered for payment, redemption, repurchase, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered to the Trustee shall be canceled promptly by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 3.11. The Trustee shall dispose of all canceled Securities in accordance with applicable law and its customary practices in effect from time to time.

SECTION Three.12.      Computation of Interest.

     Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months and, in the case of an incomplete month, the number of days elapsed.

SECTION Three.13.      CUSIP, CINS, ISIN and/or Common Code Numbers.

     The Issuer in issuing Securities may use "CUSIP," "CINS," "ISIN," and/or "Common Code" numbers (if then generally in use) in addition to serial numbers; the Trustee shall use such CUSIP, CINS, ISIN and/or Common Code numbers in addition to serial numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such CUSIP, CINS, ISIN and/or Common Code numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the serial or other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such CUSIP, CINS, ISIN and/or Common Code numbers. The Issuer shall promptly notify the Trustee in writing of any change in any such CUSIP, CINS, ISIN and/or Common Code number.

                                  Article Four

                           SATISFACTION AND DISCHARGE

SECTION Four.1.        Satisfaction and Discharge of Indenture.

     This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of conversion, or registration of transfer or exchange, or replacement of Securities herein expressly provided for and the Issuer's obligations to the Trustee pursuant to Section 6.7), and the Trustee, at the expense of the Issuer, shall execute proper instruments in form and substance satisfactory to the Trustee acknowledging satisfaction and discharge of this Indenture, when

     (1) either

          (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.8; and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 9.3) have been delivered to the Trustee for cancellation; or

          (B) all such Securities not theretofore delivered to the Trustee or its agent for cancellation (other than Securities referred to in clauses
     (i) and (ii) of clause (1)(A) above)

               (i) have become due and payable, or

               (ii) will have become due and payable at their Stated Maturity within one year, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of clause (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds (immediately available to the Holders in the case of clause (i)) in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

     (2) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

     (3) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Trustee under Section 6.7, the obligations of the Issuer to any Authenticating Agent under Section 6.12, and, if money shall have been deposited with the Trustee pursuant to clause (1)(B) of this Section 4.1, the obligations of the Trustee under Section 4.2 and the last paragraph of
Section 9.3, the obligations of the Issuer and the Trustee under Section 3.5 and Article Eleven and the obligations of the Company under Article Fifteen shall survive such satisfaction and discharge.

SECTION Four.2.        Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 9.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent), to the Persons entitled thereto, of the principal, premium, if any, and interest for whose payment such money has been deposited with the Trustee.

     All moneys deposited with the Trustee pursuant to Section 4.1 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Issuer upon Issuer Request.

                                  Article Five

                                    REMEDIES

SECTION Five.1.        Events of Default.

     "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of the principal of or premium, if any, on any Security at its Maturity; or

          (2) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (3) failure by the Issuer to give the Company Notice in accordance with Section 12.3; or

          (4) default in the performance, or breach, of any covenant or warranty of the Issuer or the Company in this Indenture (other than a covenant or warranty a default in the performance or breach of which is specifically dealt with elsewhere in this Section), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Issuer and the Company by the Trustee or to the Issuer and the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) a default in the payment when due of the principal of, or acceleration of, any Indebtedness under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or any Subsidiary of the Company or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Company or any Subsidiary of the Company with a principal amount then outstanding in excess of U.S.$25,000,000, whether such Indebtedness now exists or shall hereafter be created, if such Indebtedness is not discharged, or such acceleration is not rescinded or annulled, within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default and requiring the Company to cause such Indebtedness to be discharged or such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

          (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Issuer or the Company in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Issuer or the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer or the Company under any applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or the Company or of any substantial part of the property of the Issuer or the Company, or ordering the winding up or liquidation of the Company's or the Issuer's affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (7) the commencement by the Company of a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Issuer or the Company to the entry of a decree or order for relief in respect of the Issuer or the Company in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by the Issuer or the Company of a petition or answer or consent seeking reorganization or similar relief under any applicable law, or the consent by the Issuer or the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of the property of the Issuer or the Company, or the making by the Issuer or the Company of an assignment for the benefit of creditors, or the admission by the Issuer or the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuer or the Company in furtherance of any such action; or

          (8) the Issuer's or the Company's stopping payment of, or being unable to, or admitting an inability to, pay, its debts (or any class of its debts) as they fall due, or being deemed unable to pay its debts, or being adjudicated or found bankrupt or insolvent or entering into any composition or other similar arrangements with its creditors under any applicable bankruptcy, insolvency, reorganization or other similar law; or

          (9) an administrative or other receiver, manager, administrator or other similar official being appointed in relation to the Issuer or the Company or, as the case may be, in relation to the whole or a substantial part of the undertaking or assets of it, or an encumbrancer taking possession of the whole or a substantial part of the undertaking or assets of it, or a distress, execution, attachment, sequestration or other process being levied, enforced upon, sued out or put in force against the whole or a substantial part of the undertaking or assets of it and in any case (other than the appointment of an administrator) not being discharged, removed or stayed within 90 days.

SECTION Five.2.        Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default (other than an Event of Default specified in Section 5.1(6), 5.1(7)) 5.1(8) or 5.1(9) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Issuer and the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal and all accrued interest thereon shall become immediately due and payable. If an Event of Default specified in Section 5.1(6), 5.1(7), 5.1(8) or 5.1(9) occurs, the principal of, and accrued interest on, all the Securities shall ipso facto become immediately due and payable without any declaration or other Act of the Holder or any act on the part of the Trustee.

     At any time after such declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article Five provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Issuer, the Company and the Trustee, may rescind and annul such declaration and its consequences if:

          (1) the Issuer has paid or deposited with the Trustee a sum sufficient to pay, without duplication:

               (A) all overdue interest on all Securities;

               (B) the principal of and premium, if any, on any Securities which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate borne by the Securities;

               (C) to the extent permitted by applicable law, interest upon overdue interest at a rate of 2.00% per annum; and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, except to the extent such amounts would not be required to be paid pursuant to Section 6.7;

     and

          (2) all Events of Default, other than the nonpayment of the principal of, and any premium and interest on, Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

     No rescission or annulment referred to above shall affect any subsequent default or impair any right consequent thereon.

SECTION Five.3. Collection of Indebtedness and Suits for Enforcement by Trustee.

     The Issuer covenants that if:

          (1) default is made in the payment of any interest on any Security when it becomes due and payable and such default continues for a period of 30 days; or

          (2) default is made in the payment of the principal of or premium, if any, on any Security at the Maturity thereof;

then the Issuer will upon demand of the Trustee pay to it, for the benefit of the Holders of such Securities the whole amount then due and payable on such Securities for principal and interest and interest on any overdue principal and premium, if any, and, to the extent permitted by applicable law, on any overdue interest, at a rate of 2.00% per annum, and in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel.

     If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Issuer or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer or any other obligor upon the Securities, wherever situated.

     If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem necessary to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION Five.4.        Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the

Issuer, the Company or any other obligor upon the Securities or the property of the Issuer, the Company or such other obligor or the creditors of either, the Trustee (irrespective of whether the principal of, and any interest on, the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer or the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (1) to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Securities and take such other actions, including participating as a member, voting or otherwise, of any official committee of creditors appointed in such matter, and to file such other papers or documents, in each of the foregoing cases, as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel) and of the Holders of Securities allowed in such judicial proceeding; and

          (2) to collect and receive any moneys or other property payable or deliverable on any such claim and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities to pay to the Trustee any amount due to it.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding; provided, however, that the Trustee may, on behalf of such Holders, vote for the election of a trustee in bankruptcy or similar official.

SECTION Five.5. Trustee May Enforce Claims Without Possession of Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, be for the ratable benefit of the Holders of the Securities in respect of which judgment has been recovered.

SECTION Five.6. Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article Five shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the

Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section
     6.7;

          SECOND: To the payment of the amounts then due and unpaid for principal of, premium, if any, or interest on, the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, respectively; and

          THIRD: Any remaining amounts shall be repaid to the Issuer.

SECTION Five.7.        Limitation on Suits.

     No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request; and

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

SECTION Five.8. Unconditional Right of Holders to Receive Principal, Premium and
                Interest and to Convert.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 3.9) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date, Change of Control Redemption Date or Holder Option Redemption Date, as the case may be), and to convert such Security in accordance with Article Eleven, and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

SECTION Five.9.        Restoration of Rights and Remedies.

     If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Company, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holders shall continue as though no such proceeding had been instituted.

SECTION Five.10.       Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.8, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION Five.11.       Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or (subject to the limitations contained in this Indenture) by the Holders of Securities as the case may be.

SECTION Five.12.       Control by Holders of Securities.

     The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that:

          (1) such direction shall not be in conflict with any rule of law or with this Indenture; and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION Five.13.       Waiver of Past Defaults.

     The Holders, either (a) through the written consent of not less than a majority in principal amount of the Outstanding Securities; or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of at least a majority in principal amount of the Outstanding Securities represented at such meeting, may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default (1) in the payment of the principal of or interest on any Security; or (2) in respect of a covenant or provision hereof which under Article Eight cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION Five.14.       Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Issuer or the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder of any Security for the enforcement of the payment of the principal of or interest on any Security on or after the respective Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date, Change of Control Redemption Date or Holder Option Redemption Date, as the case may be), or for the enforcement of the right to convert any Security in accordance with Article Eleven.

SECTION Five.15.       Waiver of Stay, Usury or Extension Laws.

     The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, usury or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede by reason of such law the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   Article Six

                                   THE TRUSTEE

SECTION Six.1.         Certain Duties and Responsibilities.

     (a) Except during the continuance of an Event of Default:

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they substantially conform to the requirements of this Indenture, but not to verify the contents thereof.

     (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

          (1) this paragraph (c) shall not be construed to limit the effect of paragraph (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION Six.2.         Notice of Defaults.

     Within 90 days after the occurrence of any default hereunder as to which a Responsible Officer of the Trustee has actually received written notice, the Trustee shall give to all Holders of Securities, in the manner provided in
Section 1.6, notice of such default, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or interest on any Security the Trustee shall be protected in withholding such notice if and so long as the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and provided, further, that in the case of any default of the character specified in Section 5.1(4), no such notice to Holders of Securities shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION Six.3.         Certain Rights of Trustee.

     Subject to the provisions of Section 6.1:

          (1) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, Officers' Certificate, other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (2) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order;

          (3) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

          (4) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (5) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (6) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (7) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine, during business hours and upon reasonable notice, the books, records and premises of the Issuer and the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

          (8) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (9) the rights, privileges, protections and indemnities given to the Trustee, are extended to and shall be enforceable by the Trustee in each of its capacities hereunder;

          (10) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture; and

          (11) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

SECTION Six.4. Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) shall be taken as the statements of the Issuer and the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, of the Securities, of the

Preference Shares issuable upon the conversion of the Securities, or of the Ordinary Shares or ADSs issuable upon the exchange of the Preference Shares. The Trustee shall not be accountable for the use or application by the Issuer of Securities or the proceeds thereof.

SECTION Six.5. May Hold Securities, Act as Trustee Under Other Indentures.

     The Trustee, any Authenticating Agent, any Paying Agent, any Conversion Agent or any other agent of the Issuer, the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Issuer with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Conversion Agent or such other agent.

     The Trustee may become and act as trustee under other indentures under which other securities, or certificates of interest or participation in other securities, of the Issuer or the Company are outstanding in the same manner as if it were not Trustee hereunder.

SECTION Six.6.         Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Issuer.

SECTION Six.7.         Compensation and Reimbursement.

     The Issuer, and failing which the Company, agrees:

          (1) to pay to the Trustee from time to time such compensation as the Issuer and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its own negligence or willful misconduct; and

          (3) to fully indemnify the Trustee (and its directors, officers, employees and agents) for, and to hold it harmless against, any and all loss, damage, claim, liability or expense, including taxes (other than taxes based on the income of the Trustee) and reasonable legal fees and expenses, incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs, expenses and reasonable attorneys' fees of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(6) or Section 5.1(7), the expenses (including the reasonable charges of its counsel) and the compensation for the services are intended to constitute expenses of the administration under any applicable bankruptcy, insolvency, reorganization or other similar law.

     The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 6.7, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

     The provisions of this Section shall survive the termination of this Indenture or the earlier resignation or removal of the Trustee.

SECTION Six.8.         Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, having a combined capital and surplus (or for such purposes, the combined capital and surplus of any parent holding company) of at least U.S.$50,000,000, subject to supervision or examination by U.S. federal or State authority, in good standing and having an office or agent in the Borough of Manhattan, The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article and a successor shall be appointed pursuant to Section 6.9.

SECTION Six.9.         Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.10.

     (b) The Trustee may resign at any time by giving written notice thereof to the Issuer and the Company. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may, at the expense of the Issuer, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee, the Issuer and the Company. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the removed Trustee may, at the expense of the Issuer, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (d) If at any time:

          (1) the Trustee shall cease to be eligible under Section 6.8 and shall fail to resign after written request therefor by the Issuer or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months; or

          (2) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case (i) the Issuer by a Board Resolution may remove the Trustee; or (ii) subject to Section 5.14, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuer, by a Board Resolution, shall promptly appoint a successor Trustee and shall comply with the applicable requirements of this Section and Section 6.10. If, within one year after such resignation, removal or incapability, or occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Issuer, the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.10, become the successor Trustee and supersede the successor Trustee appointed by the Issuer. If no successor Trustee shall have been so appointed by the Issuer or the Holders of Securities and accepted appointment in the manner required by this Section and Section 6.10, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (f) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION Six.10.        Acceptance of Appointment by Successor.

     Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer, the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article.

SECTION Six.11. Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided such corporation shall be otherwise eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION Six.12.        Authenticating Agents.

     The Trustee may, with the consent of the Issuer, appoint an Authenticating Agent or Agents acceptable to the Issuer with respect to the Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon exchange or substitution pursuant to this Indenture.

     Securities authenticated by an Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder, and every reference in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be subject to acceptance by the Issuer and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent and subject to supervision or examination by government or other fiscal authority. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.12, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this
Section 6.12.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent; provided such corporation shall be otherwise eligible under this Section 6.12, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.12, the Trustee may appoint a successor Authenticating Agent which shall be subject to acceptance by the Issuer. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.12.

     The Issuer agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.12.

     If an Authenticating Agent is appointed with respect to the Securities pursuant to this Section 6.12, the Securities may have endorsed thereon, in addition to or in lieu of the Trustee's certification of authentication, an alternative certificate of authentication in the following form:

     This is one of the Securities referred to in the within-mentioned
Indenture.

                                 ---------------------------------------,
                                 as Trustee
                                 By Authenticating Agent,
                                       as Authenticating Agent


                             By
                                 ----------------------------------------
                                            Authorized Signatory


SECTION Six.13.        Disqualification; Conflicting Interests.

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION Six.14.        Preferential Collection of Claims Against Company.

     If and when the Trustee shall be or become a creditor of the Issuer or the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Issuer, the Company (or any such other obligor), as the case may be.




                                  Article Seven

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION Seven.1.       Company May Consolidate, Etc., Only on Certain Terms.

     The Company shall not consolidate with or merge into any other Person or convey, transfer, sell or lease all its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company, unless:

          (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged, or the Person which acquires by conveyance, transfer or sale, or which leases the properties and assets of the Company substantially as an entirety, shall be a corporation, limited liability company, partnership or trust, shall be organized and validly existing under the laws of England and Wales, any other member state of the European Union, Switzerland or the United States of America, any State thereof or the District of Columbia and if such Person if not the Company shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion and exchange rights in accordance with Article Eleven;

          (2) immediately after giving effect to such transaction, no Event of Default, and no event that after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, sale or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, together with any documents required under Section 8.3.

SECTION Seven.2.       Successor Substituted.

     Upon any consolidation of the Company with, or merger of the Company into any other Person or any conveyance, transfer or lease of all or substantially all the properties and assets of the Company in accordance with Section 7.1, the successor Person formed by such consolidation or into or with which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  Article Eight

                             SUPPLEMENTAL INDENTURES

SECTION Eight.1. Supplemental Indentures Without Consent of Holders of
                 Securities.

     Without the consent of any Holders of Securities, the Issuer, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto for any of the following purposes:

          (1) to evidence the succession of another Person to the Issuer or the Company and the assumption by any such successor of the covenants and obligations of the Company herein and in the Securities as permitted by this Indenture; or

          (2) to add to the covenants of the Issuer or the Company for the benefit of the Holders of Securities or to surrender any right or power herein conferred upon the Issuer or the Company; or

          (3) to secure the Securities; or

          (4) to comply with the requirements of the Trust Indenture Act or the rules and regulations of the Commission thereunder in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by this Indenture or otherwise; or

          (5) to comply with the requirements of the Securities Act, the Exchange Act or the Investment Company Act or the rules and regulation of the Commission under any such Acts; or

          (6) if application is made for the Securities to be admitted to the Official List of the United Kingdom Listing Authority and to trading on the London Stock Exchange, to comply with the listing rules of the United Kingdom Listing Authority; and if application is made for the Securities to be listed on the Luxembourg Stock Exchange, to comply with the relevant requirements of the Luxembourg Stock Exchange; or

          (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee; or

          (8) to cure any ambiguity, omission or defect or to correct or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Indenture as the Issuer, the Company and the Trustee may deem necessary or desirable; provided such action pursuant to this clause (7) shall not, in the judgment of the Issuer and the Company, adversely affect the interests of the Holders of Securities in any material respect; or

          (9) to modify, alter, amend or supplement the Indenture in any other manner that is not adverse to any Holder of Securities.

     Upon Issuer Request and Company Request, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and subject to and upon receipt by the Trustee of the documents described in Section 8.3 hereof, the Trustee shall join with the Issuer and the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained.

SECTION Eight.2. Supplemental Indentures with Consent of Holders of Securities.

     With either (a) the written consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by the Act of said Holders delivered to the Issuer, the Company and the Trustee; or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of a majority in principal amount of the Outstanding Securities represented at such meeting, the Issuer, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent or affirmative vote of the Holder of each Outstanding Security affected thereby:

          (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount or the rate of interest payable thereon or any amount payable upon redemption pursuant to Article Ten, Article Twelve or Article Thirteen hereof in a manner adverse to the Holders, or change the place at which or the coin or currency in which any Security or the interest or any premium thereon or any other amount in respect thereof is payable, or impair the right to institute suit for the enforcement of any payment in respect of any Security on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date Change of Control Redemption Date or Holder Option Redemption Date, as the case may be) or adversely affect the right to convert any Security as provided in Article Eleven; or

          (2) reduce the percentage in principal amount of the Outstanding Securities the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

          (3) modify any of the provisions of this Section and Section 5.13 or 9.8, except to increase any percentage contained herein or therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; or

          (4) modify the provisions of Article Twelve or Article Thirteen in a manner adverse to the Holders.

     It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION Eight.3.       Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Sections 6.1 and 6.3) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that such supplemental indenture has been duly authorized, executed and delivered by the Issuer and the Company and constitutes a valid and legally binding obligation of the Issuer and the Company enforceable against the Issuer and the Company in accordance with its terms. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION Eight.4.       Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder appertaining thereto shall be bound thereby.

SECTION Eight.5.       Reference in Securities to Supplemental Indentures.

     Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Securities so modified as to conform, in the opinion of the Issuer and the Trustee, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

SECTION Eight.6.       Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as in effect at the time of the execution thereof.

SECTION Eight.7.       Notice of Supplemental Indentures.

     Promptly after the execution by the Issuer, the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 8.2, the Issuer shall give notice to all Holders of Securities of such fact, setting forth in general terms the substance of such supplemental indenture, in the manner provided in Section 1.6. Any failure of the Issuer to give such notice, or any defect therein, shall not in any way impair or affect the validity of any such supplemental indenture.

                                  Article Nine

                                    COVENANTS

SECTION Nine.1.        Payment of Principal, Premium and Interest.

     The Issuer covenants and agrees that, subject to Section 1.13, it will duly and punctually pay the principal of premium, if any, and interest on the Securities in accordance with the terms of the Securities and this Indenture. The Issuer will deposit or cause to be deposited with the Trustee, no later than the opening of business on the date of the Stated Maturity of any Security or no later than the opening of business on the due date for any principal, premium, if any, and any installment of interest, all payments so due, which payments shall be in immediately available funds on the date of such Stated Maturity or due date, as the case may be. The Issuer hereby covenants and agrees that it shall make all payments in respect of principal of (and premium, if any, on) and interest (including interest on amounts in default, if any,) on the Securities or the payment of any other sums due on the Securities without deduction or withholding for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied upon or as a result of such payments by or on behalf of any taxing authority, unless deduction or withholding of such taxes, duties, assessments or governmental charges is required by law.

SECTION Nine.2.        Maintenance of Offices or Agencies.

     The Issuer hereby appoints the Corporate Trust Office of the Trustee or such other office or agency of the Trustee as its agent in the Borough of Manhattan, The City of New York, where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion, and where notices and demands to or upon the Issuer and the Company in respect of the Securities and this Indenture may be served. The Trustee shall upon receipt forward any such notices and demands to the Company and the Issuer at the address specified in Section 1.5(2).

     The Issuer may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents for any or all of such purposes; provided, however, that until all of the Securities have been delivered to the Trustee for cancellation, or moneys sufficient to pay the principal of, premium, if any, and interest on the Securities have been made available for payment and either paid or returned to the Issuer pursuant to the provisions of Section 9.3, the Issuer will maintain in the State of New York, The City of New York, an office or agency where Securities may be presented or surrendered for payment and conversion, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer and the Company in respect of the Securities and this Indenture may be served. The Issuer will give prompt written notice to the Trustee, and notice to the Holders in accordance with Section 1.6, of the appointment or termination of any such agents and of the location and any change in the location of any such office or agency.

     If at any time the Issuer shall fail to maintain any such required office or agency, or shall fail to furnish the Trustee with the address thereof, presentations and surrenders may be made and notices and demands may be served on the Corporate Trust Office of the Trustee.

SECTION Nine.3.        Money for Security Payments To Be Held in Trust.

     If the Issuer shall act as its own Paying Agent, it will, on or before each due date of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and the Issuer will promptly notify the Trustee of its action or failure so to act.

     Whenever the Issuer shall have one or more Paying Agents, it will, no later than the opening of business on each due date of the principal of, premium, if any, or interest on any Securities, deposit with the Trustee a sum sufficient to pay the principal or interest so becoming due, such sum to be held for the benefit of the Persons entitled to such principal, premium, if any, or interest, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of any failure so to act.

     The Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Securities for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Issuer (or any other obligor upon the Securities) in the making of any payment of principal or interest; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held by such Paying Agent.

     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Anything contained herein to the contrary notwithstanding, any money held by the Trustee or any Paying Agent in trust for the payment and discharge of the principal of or interest on any Security which remains unclaimed for two years after the date when each payment of such principal, premium or interest has become payable shall be repaid within 60 days of such date by the Trustee to the Issuer as its absolute property free from trust, and the Trustee shall thereupon be released and discharged with respect thereto and the Holders shall look only to the Issuer for the payment of the principal or interest on such Security. The Trustee shall not be liable to the Issuer, the Company or any Holder for interest on funds held by it for the payment and discharge of the principal, premium or interest on any of the Securities to any Holder. The Issuer shall not be liable for any interest on the sums paid to it pursuant to this paragraph and shall not be regarded as a trustee of such money.

SECTION Nine.4.        Existence.

     Subject to Article Seven, the Issuer and the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Issuer and the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer or the Company, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION Nine.5.        Registration and Listing.

     Within a reasonable time after the issuance of the Global Securities, the Issuer and the Company (i) will effect all registrations with, and obtain all approvals by, all governmental authorities that may be necessary under any applicable law (including the Securities Act, the Exchange Act and state securities and Blue Sky laws) before the Ordinary Shares or ADSs issuable upon any exchange of the Preference Shares may be lawfully issued and certification in respect thereof delivered, and qualified or listed as contemplated by clause
(ii); and (ii) will cause the Ordinary Shares that may be issued and certification in respect thereof delivered upon any exchange of the Preference Shares, prior to such issuance and delivery, to be admitted to the official list of the United Kingdom Listing Authority and admitted to trading on the London Stock Exchange or, if the Ordinary Shares are not then admitted to trading on the London Stock Exchange, will list the Ordinary Shares or qualify the Ordinary Shares for quotation on each securities exchange or quotation system on which outstanding Ordinary Shares are listed or quoted at the time of such issue and delivery.

SECTION Nine.6.        Further Undertakings of the Company

     The Company covenants and agrees that it will, at all times while Securities are outstanding, save with either (a) the written consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Issuer, the Company and the Trustee; (b) the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of a majority in principal amount of the Outstanding Securities represented at such meeting: or (c) the consent of the Trustee where, in the opinion of the Trustee, it is not materially prejudicial to the interests of the Holders of the Securities to give such approval:

          (a) at all times keep available for issue free from pre-emptive rights out of its authorized but unissued capital such number of Ordinary Shares as would enable the obligation of the Issuer to procure that Preference Shares issued upon conversion of the Securities be exchanged for Ordinary Shares in accordance with the Articles of Association to be satisfied in full;

          (b) not in any way modify the rights attaching to the Ordinary Shares with respect to voting, dividends or liquidation nor issue any other class of equity share capital carrying any rights which are more favorable than such rights except that nothing in this clause (b) shall prevent (i) the issue of equity share capital to employees (including executive officers) or directors of the Company or any of its Subsidiaries or associated undertakings pursuant to any employees' or directors' share plan or option plan; (ii) any consolidation or subdivision of the Ordinary Shares; (iii) any modification of such rights which is not materially prejudicial to the interests of the Holders of the Securities; (iv) any alteration to the articles of association of the Company made in connection with any matters referred to in this clause (b) or supplemental or incidental thereto; or
     (v) any issue of Ordinary Shares in connection with and upon (1) exchange of the exchangeable shares of Shire Acquisition Inc. or the remaining outstanding shares of Roberts Pharmaceutical Corporation or (2) the conversion of the unsecured convertible zero coupon loan note due to Arenol Corporation; or (vi) any issue of equity share capital where the issue of such equity share capital results (or would, but for the fact that the adjustment would be less than one percent of the Exchange Ratio or that the relevant issue were at less than 95% of the current market price per Ordinary Share on the relevant Trading Day, result) in an adjustment to the Exchange Ratio; and

          (c) not reduce its issued share capital, share premium account or capital redemption reserve or any uncalled liability in respect thereof except (i) pursuant to the terms of issue of the relevant share capital;
     (ii) by means of a purchase or redemption; (iii) as permitted by Section 130(2) of the Companies Act 1985; (iv) where the reduction does not involve any distribution of assets; (v) where the reduction results in (or would, but for the fact that the adjustment would be less than one percent of the

     Exchange Ratio then in effect, result in) an adjustment to the Exchange Ratio; or (vi) solely in relation to a change in the currency in which the nominal value of the Ordinary Shares is expressed.

SECTION Nine.7.        Statement by Officers as to Default.

     The Issuer and the Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate (one of the signers of which shall be the Company's principal executive, principal financial or principal accounting officer), stating whether or not to the best knowledge of the signers thereof the Issuer is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Issuer shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

     The Issuer will deliver to the Trustee, forthwith upon becoming aware of any default in the performance or observance of any covenant, agreement or condition contained in this Indenture, or any Event of Default, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Issuer has taken, is taking or proposes to take with respect thereto.

     Any notice required to be given under this Section 9.7 shall be delivered to the Trustee at its Corporate Trust Office.

SECTION Nine.8.        Waiver of Certain Covenants.

     The Issuer and the Company may omit in any particular instance to comply with any covenant or conditions set forth in any covenant provided pursuant to
Section 8.1(2) for the benefit of the Holders or in Section 9.4 or Section 9.5 (other than a covenant or condition which under Article Eight cannot be modified or amended without the consent of the Holder of each Outstanding Security affected), if before the time for such compliance the Holders shall, through the written consent of not less than a majority in principal amount of the Outstanding Securities, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuer and the Company and the duties of the Trustee or any Paying or Conversion Agent in respect of any such covenant or condition shall remain in full force and effect.

                                   Article Ten

              REDEMPTION OF SECURITIES AT THE OPTION OF THE ISSUER

SECTION Ten.1.         Right of Redemption at the Option of the Issuer.

     The Securities may be redeemed at the option of the Issuer in accordance with the provisions of the form of Securities set forth in Exhibit A and Exhibit B.

SECTION Ten.2.         Applicability of Article.

     Redemption of Securities at the election of the Issuer or otherwise, as permitted or required by any provision of the Securities or this Indenture, shall be made in accordance with such provision and this Article Ten.

SECTION Ten.3.         Election to Redeem; Notice to Trustee.

     The election of the Issuer to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Issuer of any of the Securities, the Issuer shall, at least 45 days prior to the Redemption Date fixed by the Issuer (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date. If the Securities are to be redeemed pursuant to an election of the Issuer which is subject to a condition specified in the form of Securities set forth in Exhibit A or Exhibit B, the Issuer shall furnish the Trustee with an Officers' Certificate stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Issuer so to redeem have occurred.

SECTION Ten.4.         Selection by Trustee of Securities To Be Redeemed.

     If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected by the Trustee within three Business Days after it receives the notice described in Section 10.3, from the Outstanding Securities not previously called for redemption, by such method as the Trustee may deem fair and appropriate.

     If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection.

     The Trustee shall promptly notify the Issuer and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount and certificate numbers thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION Ten.5.         Notice of Redemption.

     Notice of redemption shall be given in the manner provided in Section 1.6 to the Holders of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date, and such notice shall be irrevocable.

     All notices of redemption shall identify the Securities to be redeemed (including CUSIP, CINS, ISIN and/or Common Code numbers) and shall state:

          (1) the Redemption Date;

          (2) the Redemption Price, and accrued interest, if any;

          (3) if fewer than all Outstanding Securities are to be redeemed, the aggregate principal amount of Securities to be redeemed;

          (4) that on the Redemption Date the Redemption Price, and accrued interest, if any, will become due and payable upon each such Security to be redeemed, and that interest thereon shall cease to accrue on and after said date;

          (5) the date on which the right to convert the Securities to be redeemed will terminate and the places where such Securities may be surrendered for conversion; and

          (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any.

     Notice of redemption of Securities to be redeemed at the election of the Issuer shall be given by the Issuer or, on Issuer Request delivered at least 15 days prior to the date on which such notice is to be given (unless a shorter period shall be acceptable to the Trustee), by the Trustee in the name of and at the expense of the Issuer. Notice of redemption of Securities to be redeemed at the election of the Issuer received by the Trustee shall be given by the Trustee to each Paying Agent in the name of and at the expense of the Issuer.

SECTION Ten.6.         Deposit of Redemption Price.

     Not less than one Business Day prior to any Redemption Date, the Issuer shall deposit with the Trustee (or, if the Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 9.3) an amount of money (which shall be in immediately available funds on such Redemption Date) sufficient to pay the Redemption Price of all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

     If any Security called for redemption is converted, any money deposited with the Trustee or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in Section 3.9) be paid to the Issuer on Issuer Request or, if then held by the Issuer, shall be discharged from such trust.

SECTION Ten.7.         Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Issuer shall default in the payment of the Redemption Price) such Securities shall cease to bear interest. Upon surrender of any Security for redemption in accordance with said notice such Security shall be paid by the Issuer at the Redemption Price; provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of Section 3.9.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal amount of, premium, if any, and, to the extent permitted by applicable law, accrued interest on such Security shall, until paid, bear interest from the Redemption Date at a rate of 2.00% per annum and such Security shall remain convertible until the principal of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

SECTION Ten.8.         Securities Redeemed in Part.

     Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Issuer designated for that purpose pursuant to
Section 9.2 (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuer shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

SECTION Ten.9.         Conversion Arrangement on Call for Redemption.

     In connection with any redemption of the Securities, the Issuer may arrange for the purchase and conversion of any Securities by an agreement with one or more investment bankers or other purchasers (the "Purchasers") to purchase such Securities by paying to the Trustee in trust for the Holders, on or before the Redemption Date, an amount not less than the applicable Redemption Price, together with interest accrued and unpaid to the Redemption Date, of such Securities. Notwithstanding anything to the contrary contained in this Article Ten, the obligation of the Issuer to pay the Redemption Price, together with interest accrued and unpaid to the Redemption Date, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such Purchasers. If such an agreement is entered into (a copy of which shall be filed with the Trustee prior to the close of business on the second Business Day immediately prior to the Redemption Date), any Securities called for redemption that are not duly surrendered for conversion by the Holders thereof may, at the option of the Issuer, be deemed, to the fullest extent permitted by law, and consistent with any agreement or agreements with such Purchasers, to be acquired by such Purchasers from such Holders and (notwithstanding anything to the contrary contained in this Article Ten) surrendered by such Purchasers for conversion, all as of immediately prior to the close of business on the Redemption Date (and the right to convert any such Securities shall be extended through such time), subject to payment of the above amount as aforesaid. At the direction of the Issuer, the Trustee shall hold and dispose of any such amount paid to it by the Purchasers to the Holders in the same manner as it would monies deposited with it by the Issuer for the redemption of Securities. Without the Trustee's prior written consent, no arrangement between the Issuer and such Purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Issuer agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Issuer and such Purchasers, including the costs and expenses, including reasonable legal fees, incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

                                 Article Eleven

                            CONVERSION OF SECURITIES

SECTION Eleven.1.      Conversion Privilege and Conversion Rate.

     Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Security or any portion of the principal amount thereof that is U.S.$1,000 or an integral multiple of U.S.$1,000 may be converted into fully paid and nonassessable Preference Shares at the conversion price of one Preference Share per U.S.$1,000 principal amount of Securities. Such conversion right shall commence upon the date of the original issuance of the Securities and expire at the close of business on August 14, 2011, subject, in the case of conversion of any Global Security, to any Applicable Procedures. In case a Security or portion thereof is called for redemption at the election of the Issuer or the Holder thereof exercises his right to require the Issuer to redeem the Security, such conversion right in respect of the Security, or portion thereof so called, shall expire at the close of business on the Business Day immediately preceding the Redemption Date, Change of Control Redemption Date or Holder Option Redemption Date, as the case may be, unless the Issuer defaults in making the payment due upon redemption, as the case may be (in each case subject as aforesaid to any Applicable Procedures with respect to any Global Security).

     A Holder of Securities shall not be entitled to any rights of a holder of Preference Shares until such holder has converted such Security into Preference Shares, and only to the extent that such Securities are deemed to have been converted into Preference Shares under this Article Eleven.

SECTION Eleven.2.      Exercise of Conversion Privilege.

     In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security, duly endorsed or assigned to the Issuer or in blank, at any office or agency of the Issuer maintained for that purpose pursuant to Section 9.2, accompanied by a duly signed conversion notice substantially in the form set forth in Exhibit D stating that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Each Security surrendered for conversion (in whole or in part) during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of any Security or portion thereof which has been called for redemption on a Redemption Date, or is to be redeemed on a Change of Control Redemption Date or Holder Option Redemption Date, with the consequence that the conversion right of such Security would terminate between such Regular Record Date and the close of business on such Interest Payment Date) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Issuer of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Security (or part thereof, as the case may be) being surrendered for conversion. The interest so payable on such Interest Payment Date with respect to any Security (or portion thereof, if applicable) which is surrendered for conversion during the period from the close of business on any Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date and which Security has been called for redemption on a Redemption Date, or is redeemable on a Change of Control Redemption Date or a Holder Option Redemption Date, with the consequence that the conversion right of such Security would terminate between such Regular Record Date and the close of business on such Interest Payment Date, shall be paid to the Holder of such Security being converted in an amount equal to the interest that would have been payable on such Security if such Security had been converted as of the close of business on such Interest Payment Date. The interest so payable on such Interest Payment Date in respect of any Security (or portion thereof, as the case may be) which has not been called for redemption on a Redemption Date, or is not eligible for redemption on a Change of Control Redemption Date or Holder Option Redemption Date, with the consequence of termination of the conversion right as aforesaid, which Security (or portion thereof, as the case may be) is surrendered for conversion during the period from the close of business on any Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date, shall be paid to the Holder of such Security as of such Regular Record Date. Interest payable in respect of any Security surrendered for conversion on an Interest Payment Date shall be paid to the Holder of such Security as of the next preceding Regular Record Date, notwithstanding the exercise of the right of conversion. Except as provided in this paragraph and subject to the last paragraph of Section 3.9, no cash payment or adjustment shall be made upon any conversion on account of any interest accrued from the Interest Payment Date next preceding the conversion date, in respect of any Security (or part thereof, as the case may be) surrendered for conversion, or on account of any dividends on the Preference Shares issued upon conversion. The Issuer's delivery to the Holder of the number of Preference Shares into which a Security is convertible will be deemed to satisfy the Issuer's obligation to pay the principal amount of the Security.

     Securities shall be deemed to have been converted on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Preference Shares issuable upon conversion shall be treated for all purposes as if such Person or Persons were the record holder or holders of such Preference Shares at such time.

     In the case of any Security which is converted in part only, upon such conversion the Issuer shall execute and the Trustee shall authenticate and make available for delivery to the Holder thereof, at the expense of the Issuer, a new Security or Securities of authorized denominations in an aggregate principal amount equal to the unconverted portion of the principal amount of such Security. A Security may be converted in part, but only if the principal amount of such Security to be converted is any integral multiple of U.S.$1,000 and the principal amount of such security to remain Outstanding after such conversion is equal to U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof.

SECTION Eleven.3. Issuer to Reserve Preference Shares; Instructions to Trustee.

     (a) The Issuer shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Preference Shares, for the purpose of effecting the conversion of Securities, the full number of Preference Shares then issuable upon the conversion of all Outstanding Securities.

     (b) The Issuer and the Company shall irrevocably instruct the Trustee to deliver, or cause the delivery of, the requisite number of Ordinary Shares or ADSs to any Holder issued upon conversion of such Holder's Securities in accordance with the terms of Section 11.2 and the exchange of such Holder's resulting Preference Shares for Ordinary Shares or ADSs. Such exchange shall be effected in accordance with the provisions set forth in Article 9 of the Articles of Association.

SECTION Eleven.4.      Taxes on Conversions.

     No Holder will in any circumstances be required to pay any U.K. transfer taxes or duties in respect of the issue of, or delivery of certificates for, Preference Shares on conversion of such Holder's Securities, the subsequent transfer of such Preference Shares to the Company or the issue of Ordinary Shares or ADSs in exchange for such Preference Shares, and the Issuer covenants and agrees to hold each Holder harmless against any U.K. stamp duty or stamp duty reserve tax liability such Holder may be required to pay on conversion of such Holder's Securities, the subsequent transfer of such Preference Shares to the Company or the issue of Ordinary Shares or ADSs in exchange for such Preference Shares, provided, however, that the Issuer shall not be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue of, or delivery of certificates for, Preference Shares, Ordinary Shares or ADSs in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue or delivery has paid to the Issuer the amount of any such tax or duty, or has established to the satisfaction of the Issuer that no such tax or duty is payable.

SECTION Eleven.5. Covenant as to Preference Shares; Limitations on Issuance.

     (a) The Issuer agrees that all Preference Shares which may be allotted and issued upon conversion of Securities, upon such allotment and issue, will be newly allotted and issued shares and will have been duly authorized and validly issued and will be fully paid and nonassessable and, except as provided in Section 11.4, the Issuer will pay all liens and charges with respect to the issue thereof other than taxes (except as set forth in Section 11.4).

     (b) Ordinary Shares to be issued upon conversion of the Securities and exchange of Preference Shares or otherwise under this Indenture, unless they are to be represented by ADSs issued by the Depositary, shall not be issued to:

     (i) DTC, Euroclear, Clearstream, the Depositary and Clearing Centre or any of their nominees or agents or any other person providing a clearance service within Section 96 of the Finance Act 1986 of the United Kingdom or any of their nominees or agents; or

     (ii) a person whose business includes issuing depositary receipts within
          Section 93 of the Finance Act 1986 of the United Kingdom, or any nominee or agent of such a person,

in each case at any time before the "abolition day" as defined in Section 111(1) of the Finance Act 1990 of the United Kingdom.

SECTION Eleven.6.      Cancellation of Converted Securities.

     All Securities delivered for conversion shall be delivered to the Trustee or its agent to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 3.11.

SECTION Eleven.7.      No Responsibility of Trustee for Conversion Provisions.

     Neither the Trustee, subject to the provisions of Section 6.1, nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any Preference Shares which may at any time be issued or delivered upon the conversion of any Security; and it or they do not make any representation with respect thereto. Neither the Trustee, subject to the provisions of Section 6.1, nor any Conversion Agent shall be responsible for any failure of the Issuer to make or calculate any cash payment or to issue, transfer or deliver any Preference Shares or cash upon the surrender of any Security for the purpose of conversion; and the Trustee, subject to the provisions of Section 6.1, and any Conversion Agent shall not be responsible for any failure of the Issuer to comply with any of the covenants of the Issuer contained in this Article.

SECTION Eleven.8. Deemed Conversion and Exchange upon the Liquidation of the
                  Company.

     If, while any Securities are outstanding, an effective resolution is passed or an order of a court is made on or before the Stated Maturity of the Securities for the winding-up of the Company, then (unless it is for the purpose of or in connection with a reconstruction, amalgamation, reorganization or similar arrangement on terms that have been previously approved by the Trustee or with the consent of the Holders of not less than a majority in principal amount of the outstanding Securities) the Company will forthwith give notice to the Holders that such a resolution has been passed or such an order has been made and that the Holder of an outstanding Security shall be entitled (without prejudice to any rights of the Trustee) at any time within three months after the date of such notice (but not thereafter) to elect by notice in writing to be treated as if such Holder had, immediately before the date of passing of such resolution or the making of such order, as the case may be, exercised such Holder's right to convert such Holder's Security and shall be entitled to receive, out of the assets which would otherwise be available in the liquidation to the shareholders of the Company, an amount equal to the amount which such Holder would have received had such Holder been the holder of the Ordinary Shares which may have been issued on exchange of the Preference Shares issuable on conversion of such Holder's Security, except that no such election shall be made in respect of any Security on or after the Record Date in respect of the principal due on the Security. Any such notice the Company gives pursuant to this Section 11.8 shall state the applicable Exchange Ratio.

                                 Article Twelve

              REDEMPTION OF SECURITIES AT THE OPTION OF THE HOLDER
                            UPON A CHANGE IN CONTROL

SECTION Twelve.1.      Right to Require Redemption.

     In the event that a Change in Control (as hereinafter defined) shall occur, then each Holder shall have the right, at the Holder's option, but subject to the provisions of Section 12.2, to require the Issuer to redeem, and upon the exercise of such right the Issuer shall redeem, all of such Holder's Securities not theretofore called for redemption, or any portion of the principal amount thereof that is equal to U.S.$5,000 or any greater integral multiple of U.S.$1,000, on the date (the "Change of Control Redemption Date") that is 44 days after the date of the Company Notice (as defined in Section 12.3) at 101% of the principal amount of the Securities to be redeemed, plus accrued interest to the Change of Control Redemption Date (the "Change of Control Redemption Price"); provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the Change of Control Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of Section 3.9. Such right to require the redemption of the Securities shall not continue after a discharge of the Issuer from its obligations with respect to the Securities in accordance with Article Four, unless a Change in Control shall have occurred prior to such discharge. At the option of the Issuer, the Issuer may elect not to redeem the Securities in respect of which a Holder has exercised rights pursuant to this Section 12.1 and instead may elect to convert such Securities, or any portion thereof in integral multiples of $1,000, into Preference Shares, subject to the fulfillment by the Issuer and the Company of the conditions set forth in Section 12.2. Such Preference Shares shall be exchanged for Ordinary Shares (or, at the option of the Holder requiring redemption, ADSs) at a special exchange ratio (the "Change of Control Exchange Ratio") equal to 101% of the principal amount of the Security divided by the market price per Ordinary Share on the London Stock Exchange valued at 95% of the average of the Ordinary Share VWAP for each of the five Trading Days immediately following the date the Issuer gives notice pursuant to Section 12.3(c) of its intention to elect to convert the Securities in respect of which a Holder has exercised rights pursuant to this Section 12.1, or any portion thereof, into Preference Shares rather than redeem such Securities, or the relevant portion thereof, for cash. Each such price will be converted into Dollars at the U.S.$/U.K.(pound) noon buying rate prevailing on such date.

     Whenever in this Indenture (including Sections 3.1, 5.1(1) and 5.8, and Exhibit A and Exhibit B) there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Change of Control Redemption Price payable in respect of such Security to the extent that such Change of Control Redemption Price is, was or would be so payable at such time, and express mention of the Change of Control Redemption Price in any provision of this Indenture shall not be construed as excluding the Change of Control Redemption Price in those provisions of this Indenture when such express mention is not made; provided, however, that for the purposes of Article Twelve such reference shall be deemed to include reference to the Change of Control Redemption Price only to the extent the Change of Control Redemption Price is payable in cash.

SECTION Twelve.2. Conditions to the Issuer's Election to Convert Securities
                  Elected for Redemption into Preference Shares .

     (a) The Issuer may elect to convert the Securities in respect of which a Holder has exercised rights pursuant to Section 12.1 into Preference Shares exchangeable for Ordinary Shares or ADSs (as elected by the Holder) at the Change of Control Exchange Ratio if and only if the following conditions shall have been satisfied:

          (i) As to each Holder, the Change of Control Redemption Price shall be paid only in cash in the event any Ordinary Shares to be issued upon exchange of Preference Shares issued upon conversion hereunder (A) require registration under any U.S. federal securities law before such shares may be freely transferable without being subject to any transfer restrictions under the Securities Act upon exchange and if such registration is not completed or does not become effective prior to the Change of Control Redemption Date; and/or (B) require registration with or approval of any governmental authority under any state law or any other U.S. federal law before such shares may be validly issued or delivered upon exchange of the Preference Shares and if such registration is not completed or does not become effective or such approval is not obtained prior to the Redemption Date; provided, however, that, except as otherwise prohibited by this
     Section 12.2, notwithstanding the foregoing, the Issuer may elect to convert Securities into Preference Shares exchangeable for Ordinary Shares (but not ADSs) if the applicable Holder has certified in the Holder's written notice in the form of Exhibit E delivered pursuant to Section 12.3(b) that the Company Notice was not delivered to such Holder in the United States and, at the time of completion of the Holder's written notice, such Holder was not in the United States.

          (ii)The Issuer may not elect to convert Securities into Preference Shares exchangeable for Ordinary Shares or ADSs pursuant to Section 12.1 unless (A) such Ordinary Shares or ADSs are, or shall have been, approved for listing on the London Stock Exchange or NASDAQ, respectively, or listed or quoted on a national securities exchange or quotation system, in either case, prior to the Change of Control Redemption Date and following the Change in Control, the Ordinary Shares or ADSs will continue to be listed for trading on the London Stock Exchange or NASDAQ, respectively, or listed or quoted on a national securities exchange or quotation system; and (B) at the Change of Control Redemption Date, the percentage of the Company's ordinary share capital represented by Ordinary Shares (including Ordinary Shares held in the form of ADSs) which are not (i) held by the Company or any Subsidiary or Affiliate of the Company or (ii) otherwise "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act is not less than 50%.

          (iii)All Ordinary Shares which may be issued upon conversion of the Securities into Preference Shares and exchange of such Preference Shares will be issued out of the Company's authorized but unissued Ordinary Shares and, will upon issue, be duly and validly issued and fully paid and non-assessable and free of any preemptive rights.

     If all of the conditions set forth in this Section 12.2(a) are not satisfied in accordance with the terms thereof, the Issuer may only redeem the relevant Securities for cash.

     (b) As to each Holder, ADSs will not be issued upon exchange of the Preference Shares issued upon conversion of the Securities unless and until either (a) the Securities being converted have been transferred pursuant to an effective registration statement under the Securities Act or (b) the Securities being converted are not otherwise "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act.

SECTION Twelve.3.      Notices; Method of Exercising Redemption Right, Etc.

     (a) Unless the Issuer shall have theretofore called for redemption all of the Outstanding Securities, on or before the 30th day after the occurrence of a Change in Control, the Issuer or, at the request and expense of the Company on or before the 30th day after such occurrence, the Trustee, shall give to all Holders of Securities, in the manner provided in Section 1.6, notice (the "Company Notice") of the occurrence of the Change in Control and of the redemption right set forth herein arising as a result thereof. The Company shall also deliver a copy of such Company Notice to the Trustee.

     Each Company Notice shall state:

          (1) the Change of Control Redemption Date;

          (2) the date by which the right to require redemption must be exercised;

          (3) a description of the procedure which a Holder must follow to exercise a right to require redemption, to elect to receive Ordinary Shares or ADSs upon exchange of any Preference Shares which may be issued and the place or places where such Securities are to be surrendered for payment of the Change of Control Redemption Price;

          (4) that on the Change of Control Redemption Date the Change of Control Redemption Price, including accrued interest, if any, will become due and payable upon each such Security designated by the Holder to be redeemed, and that interest thereon shall cease to accrue on and after said date;

          (5) the date on which the right to convert the principal amount of the Securities to be redeemed will terminate and the place or places where such Securities may be surrendered for conversion;

          (6) the place or places that the Notice of Election of Holder To Require Redemption as provided in Exhibit E shall be delivered, and the form of such Notice; and

          (7) the CUSIP, CINS, ISIN and/or Common Code number or numbers of such Securities.

     No failure of the Company to give the foregoing notices or defect therein shall limit any Holder's right to exercise a right to require redemption or affect the validity of the proceedings for the redemption or conversion of Securities.

     If any of the foregoing provisions or other provisions of this Article Twelve are inconsistent with applicable law, such law shall govern.

     (b) To exercise a right to require redemption, a Holder shall deliver to the Trustee on or before the 30th day after the date of the Company Notice (i) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Securities to be redeemed (and, if any Security is to redeemed in part, the serial number thereof, the portion of the principal amount thereof to be redeemed and the name of the Person in which the portion thereof to remain Outstanding after such redemption is to be registered) and a statement that an election to exercise the right to require redemption is being made thereby, and, in the event that the Issuer shall elect to convert Securities into Preference Shares rather than redeem the Securities, the Holder's election to exchange such Preference Shares for Ordinary Shares or ADSs and the name or names (with addresses) in which the certificate or certificates for Ordinary Shares or ADSs shall be issued; and
(ii) the Securities with respect to which the right to require redemption is being exercised. Such written notice shall be irrevocable, except that the right of the Holder to convert the Securities with respect to which the right to require redemption is being exercised shall continue until the close of business on the Business Day immediately preceding the Change of Control Redemption Date.

     (c) The Issuer shall give notice to the relevant Holder or Holders of its election to convert all or part of the Securities with respect to which such Holder or Holders has exercised a right to require redemption within two Business Days after the last date on which Holders may deliver notice to the Trustee pursuant to Section 12.3(b) of their election to require redemption. If less than all the Securities in respect of which Holders have exercised rights to require redemption are to be converted into Preference Shares, the particular Securities to be redeemed and the particular Securities to be converted shall be selected by the Trustee by such method as the Trustee may deem fair and appropriate.

     (d) In the event a right to require redemption shall be exercised in accordance with the terms hereof, the Issuer shall pay or cause to be paid to the Trustee the Change of Control Redemption Price with respect to the Securities as to which the right to require redemption has been exercised, in cash for payment to the Holder on the Change of Control Redemption Date, or, if the Issuer has elected to convert the Securities in accordance with this Section 12, the Issuer shall procure the issue of Ordinary Shares or ADSs to the relevant holder of any Preference Share issued upon such conversion in exchange for any Preference Shares issued upon such conversion; provided, however, that installments of interest that mature on or prior to the Change of Control Redemption Date shall be payable in cash to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Date.

     (e) If any Security (or portion thereof) surrendered for redemption shall not be so paid on the Change of Control Redemption Date, the principal amount of such Security (or portion thereof, as the case may be) shall, until paid, bear interest to the extent permitted by applicable law from the Change of Control Redemption Date at the rate of 2.00% per annum, and each Security shall remain convertible into Preference Shares until the principal of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

     (f) Any Security which is to be redeemed only in part shall be surrendered to the Trustee (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuer shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

     (g) Any issue of Ordinary Shares or ADSs in exchange for Preference Shares shall be effected immediately prior to the close of business on the Change of Control Redemption Date and the Person or Persons in whose name or names any certificate or certificates for Ordinary Shares or ADSs shall be issued upon such exchange shall be treated as if such Person or Persons were on the Change of Control Redemption Date the holder or holders of record of the shares represented thereby; provided, however, that any surrender for redemption on a date when the stock transfer books of the Issuer shall be closed shall result in the Person or Persons in whose name or names the certificate or certificates for such shares are to be issued being treated as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open. No payment or adjustment shall be made for dividends or distributions on any Ordinary Shares issued upon exchange of any Preference Share declared prior to the Change of Control Redemption Date.

     (h) Responsibility for transfer taxes or duties imposed in connection with any conversion of Securities pursuant to Section 12.1 shall be in accordance with the provisions set forth in Section 11.4.

     (i) All Securities delivered for redemption or conversion shall be delivered to the Trustee to be canceled at the direction of the Trustee, which shall dispose of the same as provided in Section 3.11.

SECTION Twelve.4.      Certain Definitions.

     For purposes of this Article Twelve,

     (a) the terms "beneficial owner" and "beneficial ownership" shall be determined in accordance with Rule 13d-3, as in effect on the date of the original execution of this Indenture, promulgated by the Commission pursuant to the Exchange Act;

     (b) a "Change in Control" shall be deemed to have occurred at the time, after the original issuance of the Securities, of:

          (i) the acquisition by any person of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, of shares of capital stock of the Company entitling such person to exercise more than 50% of the total voting power of all shares of capital stock of the Company entitled to vote generally in the elections of directors, other than any such acquisition by the Company, any Subsidiary of the Company or any employee benefit plan of the Company existing on the date of this Indenture; or

          (ii) an offer is made to all (or as nearly as may be practicable all) holders of Ordinary Shares or all (or as nearly as may be practicable all) such holders of Ordinary Shares other than the offeror and/or any Associate of the offeror, to acquire the whole or any part of the Company's issued ordinary share capital or if a scheme is proposed with regard to such acquisition, and the Company becomes aware that the right to cast more than 50% of the votes which may ordinarily be cast at a general meeting of the Company has or will become unconditionally vested in the offeror and/or its Associates; provided, however, that there shall be no Change of Control under this Section 12.4(b)(ii) if the holders of 50% or more of the total voting power of the Company's capital stock entitled to vote generally in elections of directors of the Company prior to the offer or scheme have, directly or indirectly, 50% or more of the total voting power of all shares of capital stock or the offeror or acquiror entitled to vote generally in elections of directors of the offeror or acquiror following the consummation of the acquisition; or

          (iii) any conveyance, transfer, sale, lease or similar disposition of all or substantially all of the Company's assets to another person; and

     (c) for purposes of Section 12.4(b)(i), the term "person" shall include any syndicate or group which would be deemed to be a "person" under Section 13(d)(3) of the Exchange Act, as in effect on the date of the original execution of this Indenture.

                                Article Thirteen

              REDEMPTION OF SECURITIES AT THE OPTION OF THE HOLDER
                                ON CERTAIN DATES

SECTION Thirteen.1.    Right to Require Redemption on Certain Dates.

     On each of August 21, 2004, August 21, 2006 and August 21, 2008, (each, a "Optional Redemption Date") each Holder shall have the right, at the Holder's option, but subject to the provisions of Section 13.2, to require the Issuer to redeem, and upon the exercise of such right the Issuer shall redeem, all of such Holder's Securities not theretofore called for redemption, or any portion of the principal amount thereof that is equal to U.S.$5,000 or any greater integral multiple of U.S.$1,000, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed plus accrued interest to the applicable Optional Redemption Date (the "Holder Option Redemption Price"); provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the applicable Optional Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of
Section 3.9. Such right to require the redemption of the Securities shall not continue after a discharge of the Issuer from its obligations with respect to the Securities in accordance with Article Four, unless the applicable Optional Redemption Date shall have occurred prior to such discharge.

     At the option of the Issuer, the Issuer may elect not to redeem the Securities in respect of which a Holder has exercised rights pursuant to this
Section 13.1 and instead may elect to convert such Securities, or any portion thereof in integral multiples of $1,000, into Preference Shares, subject to the fulfillment by the Issuer and the Company of the conditions set forth in Section
13.2. Such Preference Shares shall be exchanged for Ordinary Shares (or, at the option of the Holder requiring redemption, ADSs) at a special exchange ratio (the "Holder Option Exchange Ratio") equal to 100% of the principal amount of the Security divided by the market price per Ordinary Share on the London Stock Exchange valued at 95% of the average of the Ordinary Share VWAP for each of the five Trading Days immediately following the date the Issuer gives notice pursuant to Section 13.3(c) of its intention to elect to convert the Securities in respect of which a Holder has exercised rights pursuant to this Section 13.1, or any portion thereof, into Preference Shares rather than redeem such Securities, or the relevant portion thereof, for cash. Each such price will be converted into Dollars at the U.S.$/U.K.(pound) noon buying rate prevailing on such date

SECTION Thirteen.2. Conditions to the Issuer's Election to Convert Securities
                    Elected for Redemption into Preference Shares .

     (a) The Issuer may elect to convert the Securities in respect of which a Holder has exercised rights pursuant to Section 13.1 into Preference Shares exchangeable for Ordinary Shares or ADSs (as elected by the Holder) at the Holder Option Exchange Ratio if and only if the following conditions shall have been satisfied:

          (i) As to each Holder, the Holder Option Redemption Price shall be paid only in cash in the event any Ordinary Shares to be issued upon exchange of Preference Shares issued upon conversion hereunder (A) require registration under any U.S. federal securities law before such shares may be freely transferable without being subject to any transfer restrictions under the Securities Act upon exchange and if such registration is not completed or does not become effective prior to the applicable Holder Option Redemption Date; and/or (B) require registration with or approval of any governmental authority under any state law or any other U.S. federal law before such shares may be validly issued or delivered upon exchange of the Preference Shares and if such registration is not completed or does not become effective or such approval is not obtained prior to the applicable Holder Option Redemption Date; provided, however, that, except as otherwise prohibited by this
     Section 13.2, notwithstanding the foregoing, the Issuer may elect to convert Securities into Preference Shares exchangeable for Ordinary Shares (but not ADSs) if the applicable Holder has certified in the Holder's written notice in the form of Exhibit E delivered pursuant to Section 13.3(b) that at the time of completion of the Holder's written notice, such Holder was not in the United States.

          (ii)The Issuer may not elect to convert Securities into Preference Shares exchangeable for Ordinary Shares or ADSs pursuant to Section 13.1 unless such Ordinary Shares or ADSs are, or shall have been, approved for listing on the London Stock Exchange or NASDAQ, respectively, or listed or quoted on a national securities exchange or quotation system, in either case, prior to the applicable Holder Option Redemption Date and following such applicable Holder Option Redemption Date, the Ordinary Shares or ADSs will continue to be listed for trading on the London Stock Exchange or NASDAQ, respectively, or listed or quoted on a national securities exchange or quotation system.

          (iii)All Ordinary Shares which may be issued upon conversion of the Securities into Preference Shares and exchange of such Preference Shares will be issued out of the Company's authorized but unissued Ordinary Shares and, will upon issue, be duly and validly issued and fully paid and non-assessable and free of any preemptive rights.

     If all of the conditions set forth in this Section 13.2(a) are not satisfied in accordance with the terms thereof, the Issuer may only redeem the relevant Securities for cash.

     (b) As to each Holder, ADSs will not be issued upon exchange of the Preference Shares issued upon conversion of the Securities unless and until either (a) the Securities being converted have been transferred pursuant to an effective registration statement under the Securities Act or (b) the Securities being converted are not otherwise "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act.

SECTION Thirteen.3.    Notices; Method of Exercising Redemption Right, Etc.

     (a) To exercise a right to require redemption pursuant to Section 13.1, a Holder shall deliver to the Trustee not more than 30 nor less than 15 Business Days prior to the applicable Optional Redemption Date written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Securities to be redeemed (and, if any Security is to redeemed in part, the serial number thereof, the portion of the principal amount thereof to be redeemed and the name of the Person in which the portion thereof to remain Outstanding after such redemption is to be registered) and a statement that an election to exercise the right to require redemption pursuant to Section 13.1 is being made thereby, and, in the event that the Issuer elects in lieu of such redemption to convert the Securities, or a portion thereof, in respect of which rights to require redemption pursuant to Section 13.1 have been exercised into Preference Shares exchangeable into Ordinary Shares or ADSs at the Holder Option Exchange Ratio, the Holder's election to receive either Ordinary Shares or ADSs and the name or names (with addresses) in which the certificate or certificates for Ordinary Shares shall be issued. Such written notice shall be irrevocable, except that the right of the Holder to convert the Securities with respect to which the right to require redemption is being exercised shall continue until the close of business on the Business Day immediately preceding the applicable Optional Redemption Date.

     (b) In the event a right to require redemption shall be exercised in accordance with the terms hereof, the Issuer shall pay or cause to be paid or delivered to the Trustee for payment or delivery to the Holder on the Optional Redemption Date the Holder Option Redemption Price in cash, or, if the Issuer has elected to convert the Securities in accordance with this Section 13, the Issuer shall procure the issue to the relevant holder of any Preference Shares issued upon such conversion of Ordinary Shares or ADSs in exchange for any Preference Shares issued upon conversion; provided, however, that installments of interest that mature on or prior to the Optional Redemption Date shall be payable in cash to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Date.

     (c) The Issuer shall give notice to the relevant Holder or Holders of its election to convert all or part of the Securities with respect to which such Holder or Holders has exercised a right to require redemption on or before the tenth Business Day prior to the applicable Optional Redemption Date. If less than all the Securities in respect of which Holders have exercised rights to require redemption are to be converted into Preference Shares, the particular Securities to be redeemed and the particular Securities to be converted shall be selected by the Trustee by such method as the Trustee may deem fair and appropriate.

     (d) If any Security (or portion thereof) surrendered for redemption shall not be so paid on the Optional Redemption Date, the principal amount of such Security (or portion thereof, as the case may be) shall, until paid, bear interest to the extent permitted by applicable law from the Optional Redemption Date at the rate of 2.00% per annum, and each Security shall remain convertible into Ordinary Shares or ADSs until the principal of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

     (e) Any Security which is to be redeemed only in part shall be surrendered to the Trustee (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuer shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

     (f) Any issue of Ordinary Shares or ADSs in exchange for Preference Shares pursuant to Section 13.1 shall be effected immediately prior to the close of business on the Optional Redemption Date and the Person or Persons in whose name or names any certificate or certificates for Ordinary Shares or ADSs shall be issued upon such exchange shall be treated as if such Person or Persons were on the Optional Redemption Date the holder or holders of record of the shares represented thereby; provided, however, that any surrender for redemption on a date when the stock transfer books of the Issuer shall be closed shall result in the Person or Persons in whose name or names the certificate or certificates for such shares are to be issued being treated as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open. No payment or adjustment shall be made for dividends or distributions on any Ordinary Shares issued upon exchange for any Preference Share declared prior to the Optional Redemption Date. If Ordinary Shares or ADSs are not issued to Holders by the 14th day after the applicable Optional Redemption Date, such Holder may elect for the Issuer to procure the payment to such Holder of cash in an amount equal to the Holder Option Redemption Price, together with accrued interest to the payment date.

     (g) Responsibility for transfer taxes or duties imposed in connection with any conversion of Securities pursuant to Section 13.1 shall be in accordance with the provisions set forth in Section 11.4.

     (h) All Securities delivered for redemption or conversion shall be delivered to the Trustee to be canceled at the direction of the Trustee, which shall dispose of the same as provided in Section 3.11.

                                Article Fourteen

                            HOLDERS LISTS AND REPORTS
                      BY TRUSTEE AND COMPANY; NON-RECOURSE

SECTION Fourteen.1.    Issuer to Furnish Trustee Names and Addresses of Holders.

     The Issuer will furnish or cause to be furnished to the Trustee:

     (a) semi-annually, not more than 15 days after the Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities as of such Regular Record Date; and

     (b) at such other times as the Trustee may reasonably request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION Fourteen.2.    Preservation of Information.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 14.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 14.1 upon receipt of a new list so furnished.

     (b) After this Indenture has been qualified under the Trust Indenture Act, the rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION Fourteen.3.    No Recourse Against Others.

     An incorporator or any past, present or future director, officer, employee or shareholder, as such, of the Issuer or the Company shall not have any liability for any obligations of the Issuer or the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder shall waive and release all such liability. Such waiver and release shall be part of the consideration for the issue of the Securities.

SECTION Fourteen.4.    Reports by Trustee.

     (a) After this Indenture has been qualified under the Trust Indenture Act, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within 60 days after each July 15 following the date of this Indenture, deliver to Holders a brief report, dated as of such July 15, which complies with the provisions of such Section 313(a).

     (b) After this Indenture has been qualified under the Trust Indenture Act, a copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission, with the Issuer and with the Company. The Issuer will promptly notify the Trustee when the Securities are listed on any stock exchange.

SECTION Fourteen.5.    Reports by Issuer and Company.

     After this Indenture has been qualified under the Trust Indenture Act, the Issuer and the Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

     Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt thereof shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer's or the Company's compliance with any of their respective covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                 ARTICLE FIFTEEN

                                  THE GUARANTEE

SECTION 15.1      The Guarantee.

     (a) The Company hereby irrevocably and unconditionally guarantees to each Holder of the Securities and to the Trustee for itself and on behalf of each such Holder, the due and punctual payment of (i) the principal of (and premium, if any), and interest, if any, on the Securities when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption at the option of the Issuer or the Holders, or otherwise, in accordance with the terms of such Securities and of this Indenture and (ii) all other obligations of the Company hereunder, including without limitation Section 6.7 (other than, for the avoidance of doubt, its obligations relating to the exchange of Preference Shares for Ordinary Shares or ADSs) . In case of the failure of the Issuer punctually to make any such payment of principal of (or premium, if any) or interest on the Securities, the Company hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption at the option of the Issuer or the Holders, or otherwise, and as if such payment were made by the Issuer.

     (b) The Company hereby irrevocably and unconditionally agrees, for the benefit of each Holder of the Securities and of the Trustee on behalf of each such Holder:

          (i) that in the event of failure of the Issuer to perform any of its obligations or to enforce when due any of the rights of the Issuer in respect of the exercise of any conversion and exchange rights, the issue of any Preference Shares on any such exercise and the exchange of Preference Shares for Ordinary Shares or ADSs pursuant to the exercise of conversion and exchange rights, in each case in accordance with the Memorandum and Articles of Association of the Issuer and as referred to in the terms of the Securities and the Indenture, the Company will procure the performance by the Issuer of all such obligations and the enforcement by the Issuer of all such rights;

          (ii) not to alter its obligation pursuant to a bilateral contract between the Issuer and the Company to issue Ordinary Shares or ADSs to holders of Preference Shares in order that the Issuer shall comply with its exchange obligations in respect of the Preference Shares in accordance with the Articles; and

          (iii) that, while any Security remains Outstanding, it will not consent to, and will procure that the Issuer will not make, any amendment to Article 9 of the Articles of Association which would vary, abrogate or modify the rights attaching to the Preference Shares save with (a) the consent of the Trustee or (b) (1) the written consent of the Holders of not less than a majority in principal amount of the Outstanding Securities by the Act of said Holders delivered to the Issuer, the Company and the Trustee; or (2) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of a majority in principal amount of the Outstanding Securities represented at such meeting, provided, however, that the consent or affirmative vote of the Holder of each Outstanding Security adversely affected shall be required before any amendment is made to Article 9 of the Articles of Association which is adverse to the Holders of the Securities, and provided further that no consent of the Trustee nor consent or affirmative vote of any Holder of Securities shall be required in relation to any amendment which (i) does not adversely affect the interested Holder of Securities or
     (ii) is to cure any ambiguity, omission or defect or to correct or supplement any provision of Article 9 of the Articles of Association which may be inconsistent with any other provision of the Articles of Association or which is otherwise defective, or to make any other provisions with respect to matters arising under the Articles of Association as the Issuer, the Company and the Trustee may deem necessary or desirable, in each case which does not adversely affect the interests of the Holders of the Securities.

     (c) The Company hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of the validity, regularity or enforceability of any Security or this Indenture, the absence of any action to enforce the same, any waiver or consent by the Holder of such Security or by the Trustee or the Paying Agent with respect to any provisions thereof or of this Indenture, the recovery of any judgment against the Issuer or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Company hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by complete performance of all of the obligations of the Company contained in this Indenture and the Securities and in the Guarantees. If the Trustee or the Holder of any Security is required by any court or otherwise to return (and does so return) to the Issuer or the Company, or any custodian, receiver, liquidator, trustee, sequestrator or other similar official acting in relation to the Issuer or the Company, any amount paid to the Trustee or such

Holder in respect of a Security, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Company further agrees, to the fullest extent that it lawfully may do so, that, as between the Company, on the one hand, and the Holders and the Trustee, on the other hand, the Maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable Bankruptcy Law preventing such acceleration in respect of the obligations guaranteed hereby.

     (d) The Guarantee of the Company constitutes a direct, unconditional and unsecured obligation of the Guarantor and will rank at least equally with all other unsecured and unsubordinated obligations of the Company (including unsecured and unsubordinated guarantees by the Company of indebtedness of others), subject in the event of insolvency, to laws of general applicability relating to or affecting creditors' rights.

     (e) The Company shall be subrogated to all rights of the Holders of the Securities against the Issuer in respect of any amounts paid to such Holders by the Company pursuant to the provisions of the Guarantee; provided, however, that the Company shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of and interest, if any, on all Securities issued hereunder shall have been paid in full.

SECTION 15.2.     Execution and Delivery of the Guarantee.

     To evidence its Guarantee provided in Section 15.1, the Company hereby agrees to execute the Guarantee, in a form established pursuant to Section 2.3, to be endorsed on each Security authenticated and delivered under this Indenture. Each such Guarantee shall be executed on behalf of the Guarantor by any one of its Officers under a facsimile of its corporate seal reproduced thereon and attested by its Company Secretary or one of its Assistant or Deputy Company Secretaries. The signature of any of these officers on each Guarantee may be manual or facsimile.

     Any Guarantee bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Securities upon which any such Guarantee is endorsed or did not hold such offices at the date of such Securities.

     The delivery of any Security, after the authentication thereof hereunder, shall constitute due delivery of the Company endorsed thereon on behalf of the Company. The Company hereby agrees that its Guarantee set forth in Section 15.1 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee.

                                 ARTICLE SIXTEEN

                      Meetings of Holders of The Securities

SECTION 16.1 Purposes of Meetings.

     A meeting of the Holders, in each case with respect to Securities held by such Holders, may be called at any time from time to time pursuant to this Article for any of the following purposes:

          (a) to give any notice to the Issuer, the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any Default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to Article 5 hereof;

          (b) to remove the Trustee and appoint a successor trustee pursuant to
     Article 6 hereof;

          (c) to consent to the execution of an indenture supplemental hereto pursuant to Section 8.2 hereof; or

          (d) to consent to the waiving of certain covenants under Section 9.8.

SECTION 16.2 Place of Meetings.

     Meetings of Holders may be held at such place or places as the Trustee or, in case of its failure to act, the Issuer, the Company or the Holders calling the meeting, shall from time to time determine.

SECTION 16.3 Call and Notice of Meetings.

     (a) The Trustee may at any time (upon not less than 21 days' notice) call a meeting of Holders to be held at such time and at such place in the location determined by the Trustee pursuant to Section 16.2 hereof. Notice of every meeting of Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to each Holder and published in the manner contemplated by Section 1.6 hereof.

     (b) In case at any time the Issuer or the Company pursuant to a Board Resolution, or the Holders of at least one-tenth in aggregate principal amount of the Securities then outstanding, shall have requested the Trustee to call a meeting of the Holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first giving of the notice of such meeting within 20 days after receipt of such request, then the the Issuer, the Company or the Holders of the amount above specified may determine the time (not less than 21 days after notice is given) and the place in the location determined by the Issuer, the Company or the Holders pursuant to Section 16.2 hereof for such meeting and may call such meeting to take any action authorized in
Section 16.1 hereof by giving notice thereof as provided in Section 16.3(a) hereof.

SECTION 16.4 Voting at Meetings.

     To be entitled to vote at any meeting of Holders, a Person shall be (i) a Holder or (ii) a Person appointed by an instrument in writing as proxy for a Holder or Holders by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons so entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel, any representatives of the Issuer and its counsel and any representatives of the Company and its counsel.

SECTION 16.5 Voting Rights, Conduct and Adjournment

     (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Article 3 hereof and the appointment of any proxy shall be proved in such manner as is deemed appropriate by the Trustee or by having the signature of the person executing the proxy witnessed or guaranteed by any bank, banker or trust company customarily authorized to certify to the holding of a security such as a global security. A proxy need not be a Holder.

     (b) At any meeting of Holders, the presence of Persons holding or representing Securities in an aggregate principal amount sufficient under the appropriate provision of this Indenture to take action upon the business for the transaction of which such meeting was called, and in any event constituting not less than one-third of the aggregate principal amount of the Securities then outstanding, shall constitute a quorum. Any meetings of Holders duly called pursuant to Section 16.3 hereof may be adjourned from time to time by vote of the Holders (or proxies for the Holders) of a majority of the Securities represented at the meeting and entitled to vote, whether or not a quorum shall be present; and the meeting may be held as so adjourned without further notice. No action at a meeting of Holders shall be effective unless approved by Persons holding or representing Securities in the aggregate principal amount required by the provision of this Indenture pursuant to which such action is being taken.

     (c) At any meeting of Holders, each Holder or proxy shall be entitled to one vote for each $1,000 principal amount of outstanding Securities held or represented.

     (d) In determining whether the Holders of the requisite principal amount of the Securities have given or taken any direction, notice, consent, waiver or other action under this Indenture as of any date, only the principal amount (determined as above) of Securities that are to be deemed Outstanding under this Indenture can be considered.

                              ---------------------

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.




                                  SHIRE FINANCE LIMITED



                                  By
                                        ----------------------------------------
                                        Name:
                                        Title:





                                  SHIRE PHARMACEUTICALS GROUP PLC



                                  By
                                        ----------------------------------------
                                        Name:
                                        Title:





                                  The Bank of New York, Trustee



                                  By
                                        ----------------------------------------
                                        Name:
                                        Title:

                                                                     EXHIBIT A-1

                        FORM OF RULE 144A GLOBAL SECURITY

                           [Insert Applicable Legend]

                              SHIRE FINANCE LIMITED

                      2% SENIOR GUARANTEED CONVERTIBLE NOTE
                               DUE AUGUST 21, 2011

No. [o]                                                  U.S.$ [o]

CUSIP No. 82481UAA7

     Shire Finance Limited, an exempted limited company duly organized and existing under the laws of the Cayman Islands (herein called the "Issuer", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co. or registered assigns the principal sum of [o] United States Dollars (U.S.$ [o]) (which principal amount may from time to time be increased or decreased to such other principal amounts (which, taken together with the principal amounts of all other Outstanding Securities, shall not exceed U.S.$400 million in the aggregate at any time) by adjustments endorsed by the Trustee as defined below) on August 21, 2011 and to pay interest thereon, from August 21, 2001, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on February 21 and August 21 in each year (each, an "Interest Payment Date"), commencing February 21, 2002, at the rate of 2% per annum, until the principal hereof is due, and at the rate of 2% per annum on any overdue principal and premium, if any, and, to the extent permitted by law, on any overdue interest until paid. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the 6th day of February or the 6th day of August (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on the relevant Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Issuer, notice whereof shall be given to Holders of Definitive Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of principal shall be made upon the surrender of this Security at the option of the Holder at the Corporate Trust Office of the Trustee, or at such other office or agency (in each case, located outside the United Kingdom) of the Issuer as may be designated by it for such purpose in such coin or currency of the United States of America as at the time of payment shall be legal tender for the


                                      A-1-1
payment of public and private debts, or at such other offices or agencies (in each case, located outside the United Kingdom) as the Issuer may designate, by wire transfer to a Dollar account maintained by the payee with a bank. Payment of interest on this Security will be made by wire transfer to a Dollar account maintained by the payee with a bank.

     Except as specifically provided herein and in the Indenture, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

     All terms used in this Security which are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof or an Authenticating Agent by the manual signature of one of their respective authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this Security to be duly executed.

                                 SHIRE FINANCE LIMITED



                                 By:
                                      ----------------------------------------
                                      Name:
                                      Title:




                                     A-1-2

                          [FORM OF REVERSE OF SECURITY]


     This Security is one of a duly authorized issue of securities of the Issuer designated as its "2% Senior Guaranteed Convertible Notes due August 21, 2011" (herein called the "Securities"), limited in aggregate principal amount to U.S.$400 million, issued and to be issued under an Indenture, dated as of August 21, 2001 (herein called the "Indenture"), between the Issuer, Shire Pharmaceuticals Group plc, as guarantor (the "Company") and Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

     No sinking fund is provided for the Securities.

     In the event of a redemption of the Securities, the Issuer will not be required (a) to register the transfer or exchange of Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption; or (b) to register the transfer or exchange of any Security, or portion thereof, called for redemption.

     Notice to the Holders will be given not less than 30 nor more than 60 days prior to the applicable Redemption Date as provided in the Indenture.

     In any case where the due date for the payment of the principal of, premium, if any, or interest on any Security or the last day on which a Holder of a Security has a right to convert his Security shall be, at any Place of Payment or Place of Conversion, as the case may be, a day on which banking institutions at such Place of Payment or Place of Conversion are authorized or obligated by law or executive order to close, then payment of principal, premium, if any, or interest, or delivery for conversion of such Security need not be made on or by such date at such place but may be made on or by the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date for such payment or the date fixed for redemption or repurchase, or by such last day for conversion, and no interest shall accrue on the amount so payable for the period from and after such due date.

     The Securities are subject to redemption at the option of the Issuer at any time on or after August 21, 2004, in whole or in part, upon not less than 30 nor more than 60 days' notice to the Holders prior to the Redemption Date, at a redemption price equal to 100% of the principal amount of the Securities redeemed, plus accrued and unpaid interest to the Redemption Date. The Issuer may only exercise this option during this period if the average of the closing bid and offer quotations per ordinary share published in the London Stock Exchange ("LSE") Daily Official List for twenty of the thirty consecutive dealing days ending within 14 days of giving notice of the redemption is at least 130% of the exchange price in effect on that dealing day. The exchange price is equal to $1,000 divided by the then applicable Exchange Ratio.



                                     A-1-3

     Subject to and upon compliance with the provisions of Article Eleven of the Indenture, at the option of the Holder thereof, any Security or any portion of the principal amount thereof that is U.S.$1,000 or an integral multiple of U.S.$1,000 may be converted into fully paid and nonassessable Preference Shares at the conversion price of one Preference Share per U.S.$1,000 principal amount of Securities. Such conversion right shall commence upon the original issuance of the Securities and expire at the close of business on August 14, 2011, subject, in the case of conversion of any Global Security, to any Applicable Procedures. In case a Security or portion thereof is called for redemption at the election of the Issuer or the Holder thereof exercises his right to require the Issuer to redeem the Security, such conversion right in respect of the Security, or portion thereof so called, shall expire at the close of business on the Business Day immediately preceding the Redemption Date, Change of Control Redemption Date or Holder Option Redemption Date, as the case may be, unless the Issuer defaults in making the payment due upon redemption, as the case may be (in each case subject as aforesaid to any Applicable Procedures with respect to any Global Security).

     A Holder of Securities shall not be entitled to any rights of a holder of Preference Shares until such holder has converted such Security into Preference Shares, and only to the extent that such Securities are deemed to have been converted into Preference Shares under Article Eleven of the Indenture.

     In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security, duly endorsed or assigned to the Issuer or in blank, at any office or agency of the Issuer maintained for that purpose pursuant to Section 9.2 of the Indenture, accompanied by a duly signed conversion notice substantially in the form set forth in Exhibit D of the Indenture stating that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Each Security surrendered for conversion (in whole or in part) during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of any Security or portion thereof which has been called for redemption on a Redemption Date, or is to be redeemed on a Change of Control Redemption Date or Holder Option Redemption Date, with the consequence that the conversion right of such Security would terminate between such Regular Record Date and the close of business on such Interest Payment
Date) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Issuer of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Security (or part thereof, as the case may be) being surrendered for conversion. The interest so payable on such Interest Payment Date with respect to any Security (or portion thereof, if applicable) which is surrendered for conversion during the period from the close of business on any Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date and which Security has been called for redemption on a Redemption Date, or is redeemable on a Change of Control Redemption Date or a Holder Option Redemption Date, with the consequence that the conversion right of such Security would terminate between such Regular Record Date and the close of business on such Interest Payment Date, shall be paid to the Holder of such Security being converted in an amount equal to the interest that would have been payable on such Security if such Security had been converted as of the close of business on such Interest Payment



                                     A-1-4

Date. The interest so payable on such Interest Payment Date in respect of any Security (or portion thereof, as the case may be) which has not been called for redemption on a Redemption Date, or is not eligible for redemption on a Change of Control Redemption Date or Holder Option Redemption Date, with the consequence of termination of the conversion right as aforesaid, which Security (or portion thereof, as the case may be) is surrendered for conversion during the period from the close of business on any Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date, shall be paid to the Holder of such Security as of such Regular Record Date. Interest payable in respect of any Security surrendered for conversion on or after an Interest Payment Date shall be paid to the Holder of such Security as of the next preceding Regular Record Date, notwithstanding the exercise of the right of conversion. Except as provided in this paragraph and subject to the last paragraph of Section 3.9 of the Indenture, no cash payment or adjustment shall be made upon any conversion on account of any interest accrued from the Interest Payment Date next preceding the conversion date, in respect of any Security (or part thereof, as the case may be) surrendered for conversion, or on account of any dividends on the Preference Shares issued upon conversion. The issue by the Issuer to the Holder of the number of Preference Shares into which a Security is convertible will be deemed to satisfy the Issuer's obligation to pay the principal amount of the Security.

     Securities shall be deemed to have been converted on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Preference Shares issuable upon conversion shall be treated for all purposes as the record holder or holders of such Preference Shares at such time.

     In the case of any Security which is converted in part only, upon such conversion the Issuer shall execute and the Trustee shall authenticate and make available for delivery to the Holder thereof, at the expense of the Issuer, a new Security or Securities of authorized denominations in an aggregate principal amount equal to the unconverted portion of the principal amount of such Security. A Security may be converted in part, but only if the principal amount of such Security to be converted is any integral multiple of U.S.$1,000 and the principal amount of such security to remain Outstanding after such conversion is equal to U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof.

     In the event that a Change in Control shall occur, then each Holder shall have the right, at the Holder's option, but subject to the provisions of Section
12.2 of the Indenture, to require the Issuer to redeem, and upon the exercise of such right the Issuer shall redeem, all of such Holder's Securities not theretofore called for redemption, or any portion of the principal amount thereof that is equal to U.S.$5,000 or any greater integral multiple of U.S.$1,000, on the Change of Control Redemption Date at the Change of Control Redemption Price; provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the Change of Control Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to the terms hereof and the provisions of Section 3.9 of the Indenture. Such right to require the redemption of the Securities shall not continue after a discharge of the Issuer from its obligations



                                     A-1-5
with respect to the Securities in accordance with Article Four of the Indenture, unless a Change in Control shall have occurred prior to such discharge. At the option of the Issuer, the Issuer may elect not to redeem the Securities in respect of which a Holder has exercised rights and instead may elect to convert such Securities, or any portion thereof in integral multiples of $1,000, into Preference Shares, subject to the fulfillment by the Issuer and the Company of the conditions set forth in Section 12.2 of the Indenture. Such Preference Shares shall be exchanged for Ordinary Shares (or, at the option of the Holder requiring redemption, ADSs) at the Change of Control Exchange Ratio.

     On each Optional Redemption Date each Holder shall have the right, at the Holder's option, but subject to the provisions of Section 13.2 of the Indenture, to require the Issuer to redeem, and upon the exercise of such right the Issuer shall redeem, all of such Holder's Securities not theretofore called for redemption, or any portion of the principal amount thereof that is equal to U.S.$5,000 or any greater integral multiple of U.S.$1,000, at the Holder Option Redemption Price; provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the applicable Optional Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to the terms hereof and the provisions of Section 3.9 of the Indenture. Such right to require the redemption of the Securities shall not continue after a discharge of the Issuer from its obligations with respect to the Securities in accordance with Article Four of the Indenture, unless the applicable Optional Redemption Date shall have occurred prior to such discharge.

     At the option of the Issuer, the Issuer may elect not to redeem the Securities in respect of which a Holder has exercised rights and instead may elect to convert such Securities, or any portion thereof in integral multiples of $1,000, into Preference Shares, subject to the fulfillment by the Issuer and the Company of the conditions set forth in Section 13.2 of the Indenture. Such Preference Shares shall be exchanged for Ordinary Shares (or, at the option of the Holder requiring redemption, ADSs) at the Holder Option Exchange Ratio. Each such price will be converted into Dollars at the U.S.$/U.K.(pound) noon buying rate prevailing on such date.

     In the event of a redemption, cancellation or conversion of this Security in part only, the Notes evidenced by this Security shall be reduced by the principal amount so redeemed, cancelled or converted. Thereafter, the Notes represented by this Security shall be the principal amount of Notes most recently entered by or on behalf of the Issuer in the relevant column in Schedule A attached hereto.]

     If an Event of Default (other than that specified in Section 5.1(6), 5.1(7), 5.1(8) or 5.1(9) of the Indenture) shall occur and be continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture, and upon any such declaration such principal and all accrued interest thereon shall become immediately due and payable. If an Event of Default specified in Section 5.1(6), 5.1(7), 5.1(8) or 5.1(9) of the Indenture occurs, the principal of, and accrued



                                     A-1-6
interest on, all of the Securities shall ipso facto become immediately due and payable without any declaration or other Act of the Holder or any act on the part of the Trustee.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the written consent of the Holders of a majority in principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security or such other Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof, premium, if any, or interest hereon on or after the respective due dates expressed herein or for the enforcement of the right to convert this Security as provided in the Indenture.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

     Interest payable in respect of any period which is not a full interest period will be calculated on the basis of a 360-day year of twelve 30-day months and, in the case of an incomplete month, the number of days elapsed.

     In accordance with the provisions of Article Fifteen of the Indenture, the obligations of the Issuer under the Indenture and the Securities have been unconditionally and irrevocably guaranteed by Shire Pharmaceuticals Group plc.

     An incorporator or any past, present or future director, officer, employee or shareholder, as such, of the Issuer or the Company shall not have any liability for any obligations of the Issuer or the Company under this Security or the Indenture or for any claim based on, in



                                     A-1-7
respect of or by reason of such obligations or their creation. By accepting this Security, each Holder shall waive and release all such liability. Such waiver and release is part of the consideration for the issue of this Security.

     The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York, United States of America, without regard to the conflicts of laws principles thereof.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.




                                     A-1-8

                                   SCHEDULE A

                          SCHEDULE OF PRINCIPAL AMOUNT

     The initial principal amount of this Security shall be U.S.$ . The following decreases/increases in the principal amount of this Security have been made:

Date of Decrease/         Decrease in            Increase in Principal   Total Principal Amount   Notation Made by or
Increase                  Principal Amount       Amount                  Following such           on Behalf of Trustee
                                                                         Decrease/Increase

------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
                                                                                                                       ]







                                     A-1-9

                                                                     EXHIBIT A-2

                      FORM OF REGULATION S GLOBAL SECURITY

                           [Insert Applicable Legend]

                              SHIRE FINANCE LIMITED

                      2% SENIOR GUARANTEED CONVERTIBLE NOTE
                               DUE AUGUST 21, 2011

No. [o]                                                       U.S.$ [o]

ISIN No.  XS0133425552
Common Code No. 013342555

     Shire Finance Limited, an exempted limited company duly organized and existing under the laws of the Cayman Islands (herein called the "Issuer", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay [name of common depositary] or registered assigns the principal sum of [o] United States Dollars (U.S.$ [o]) (which principal amount may from time to time be increased or decreased to such other principal amounts (which, taken together with the principal amounts of all other Outstanding Securities, shall not exceed U.S.$ 400 million in the aggregate at any time) by adjustments endorsed by the Trustee as defined below) on August 21, 2011 and to pay interest thereon, from August 21, 2001, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on February 21 and August 21 in each year (each, an "Interest Payment Date"), commencing February 21, 2002, at the rate of 2% per annum, until the principal hereof is due, and at the rate of 2% per annum on any overdue principal and premium, if any, and, to the extent permitted by law, on any overdue interest until paid. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the 6th day of February or the 6th day of August (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on the relevant Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Issuer, notice whereof shall be given to Holders of Definitive Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of principal shall be made upon the surrender of this Security at the option of the Holder at the Corporate Trust Office of the Trustee, or at such other office or agency (in each case, located outside the United Kingdom) of the Issuer as may be designated by it for such



                                     A-2-1
purpose in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, or at such other offices or agencies (in each case, located outside the United Kingdom) as the Issuer may designate, by wire transfer to a Dollar account maintained by the payee with a bank. Payment of interest on this Security will be made by wire transfer to a Dollar account maintained by the payee with a bank.

     Except as specifically provided herein and in the Indenture, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

     All terms used in this Security which are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof or an Authenticating Agent by the manual signature of one of their respective authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this Security to be duly executed.

                              SHIRE FINANCE LIMITED



                              By:
                                   -----------------------------------------
                                   Name:
                                   Title:





                                     A-2-2

                          [FORM OF REVERSE OF SECURITY]


     This Security is one of a duly authorized issue of securities of the Issuer designated as its "2% Senior Guaranteed Convertible Notes due August 21, 2011" (herein called the "Securities"), limited in aggregate principal amount to U.S.$400 million, issued and to be issued under an Indenture, dated as of August 21, 2001 (herein called the "Indenture"), between the Issuer, Shire Pharmaceuticals Group plc, as guarantor (the "Company") and Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

     No sinking fund is provided for the Securities.

     In the event of a redemption of the Securities, the Issuer will not be required (a) to register the transfer or exchange of Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption; or (b) to register the transfer or exchange of any Security, or portion thereof, called for redemption.

     Notice to the Holders will be given not less than 30 nor more than 60 days prior to the applicable Redemption Date as provided in the Indenture.

     In any case where the due date for the payment of the principal of, premium, if any, or interest on any Security or the last day on which a Holder of a Security has a right to convert his Security shall be, at any Place of Payment or Place of Conversion, as the case may be, a day on which banking institutions at such Place of Payment or Place of Conversion are authorized or obligated by law or executive order to close, then payment of principal, premium, if any, or interest, or delivery for conversion of such Security need not be made on or by such date at such place but may be made on or by the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date for such payment or the date fixed for redemption or repurchase, or by such last day for conversion, and no interest shall accrue on the amount so payable for the period from and after such due date.

     The Securities are subject to redemption at the option of the Issuer at any time on or after August 21, 2004, in whole or in part, upon not less than 30 nor more than 60 days' notice to the Holders prior to the Redemption Date, at a redemption price equal to 100% of the principal amount of the Securities redeemed, plus accrued and unpaid interest to the Redemption Date. The Issuer may only exercise this option during this period if the average of the closing bid and offer quotations per ordinary share published in the London Stock Exchange ("LSE") Daily Official List for twenty of the thirty consecutive dealing days ending within 14 days of giving notice of the redemption is at least 130% of the exchange price in effect on that dealing day. The exchange price is equal to $1,000 divided by the then applicable Exchange Ratio.



                                     A-2-3

     Subject to and upon compliance with the provisions of Article Eleven of the Indenture, at the option of the Holder thereof, any Security or any portion of the principal amount thereof that is U.S.$1,000 or an integral multiple of U.S.$1,000 may be converted into fully paid and nonassessable Preference Shares at the conversion price of one Preference Share per U.S.$1,000 principal amount of Securities. Such conversion right shall commence upon the original issuance of the Securities and expire at the close of business on August 14, 2011, subject, in the case of conversion of any Global Security, to any Applicable Procedures. In case a Security or portion thereof is called for redemption at the election of the Issuer or the Holder thereof exercises his right to require the Issuer to redeem the Security, such conversion right in respect of the Security, or portion thereof so called, shall expire at the close of business on the Business Day immediately preceding the Redemption Date, Change of Control Redemption Date or Holder Option Redemption Date, as the case may be, unless the Issuer defaults in making the payment due upon redemption, as the case may be (in each case subject as aforesaid to any Applicable Procedures with respect to any Global Security).

     A Holder of Securities shall not be entitled to any rights of a holder of Preference Shares until such holder has converted such Security into Preference Shares, and only to the extent that such Securities are deemed to have been converted into Preference Shares under Article Eleven of the Indenture.

     In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security, duly endorsed or assigned to the Issuer or in blank, at any office or agency of the Issuer maintained for that purpose pursuant to Section 9.2 of the Indenture, accompanied by a duly signed conversion notice substantially in the form set forth in Exhibit D of the Indenture stating that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Each Security surrendered for conversion (in whole or in part) during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of any Security or portion thereof which has been called for redemption on a Redemption Date, or is to be redeemed on a Change of Control Redemption Date or Holder Option Redemption Date, with the consequence that the conversion right of such Security would terminate between such Regular Record Date and the close of business on such Interest Payment
Date) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Issuer of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Security (or part thereof, as the case may be) being surrendered for conversion. The interest so payable on such Interest Payment Date with respect to any Security (or portion thereof, if applicable) which is surrendered for conversion during the period from the close of business on any Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date and which Security has been called for redemption on a Redemption Date, or is redeemable on a Change of Control Redemption Date or a Holder Option Redemption Date, with the consequence that the conversion right of such Security would terminate between such Regular Record Date and the close of business on such Interest Payment Date, shall be paid to the Holder of such Security being converted in an amount equal to the interest that would have been payable on such Security if such Security had been converted as of the close of business on such Interest Payment



                                     A-2-4

Date. The interest so payable on such Interest Payment Date in respect of any Security (or portion thereof, as the case may be) which has not been called for redemption on a Redemption Date, or is not eligible for redemption on a Change of Control Redemption Date or Holder Option Redemption Date, with the consequence of termination of the conversion right as aforesaid, which Security (or portion thereof, as the case may be) is surrendered for conversion during the period from the close of business on any Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date, shall be paid to the Holder of such Security as of such Regular Record Date. Interest payable in respect of any Security surrendered for conversion on or after an Interest Payment Date shall be paid to the Holder of such Security as of the next preceding Regular Record Date, notwithstanding the exercise of the right of conversion. Except as provided in this paragraph and subject to the last paragraph of Section 3.9 of the Indenture, no cash payment or adjustment shall be made upon any conversion on account of any interest accrued from the Interest Payment Date next preceding the conversion date, in respect of any Security (or part thereof, as the case may be) surrendered for conversion, or on account of any dividends on the Preference Shares issued upon conversion. The issue by the Issuer to the Holder of the number of Preference Shares into which a Security is convertible will be deemed to satisfy the Issuer's obligation to pay the principal amount of the Security.

     Securities shall be deemed to have been converted on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Preference Shares issuable upon conversion shall be treated for all purposes as the record holder or holders of such Preference Shares at such time.

     In the case of any Security which is converted in part only, upon such conversion the Issuer shall execute and the Trustee shall authenticate and make available for delivery to the Holder thereof, at the expense of the Issuer, a new Security or Securities of authorized denominations in an aggregate principal amount equal to the unconverted portion of the principal amount of such Security. A Security may be converted in part, but only if the principal amount of such Security to be converted is any integral multiple of U.S.$1,000 and the principal amount of such security to remain Outstanding after such conversion is equal to U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof.

     In the event that a Change in Control shall occur, then each Holder shall have the right, at the Holder's option, but subject to the provisions of Section
12.2 of the Indenture, to require the Issuer to redeem, and upon the exercise of such right the Issuer shall redeem, all of such Holder's Securities not theretofore called for redemption, or any portion of the principal amount thereof that is equal to U.S.$5,000 or any greater integral multiple of U.S.$1,000, on the Change of Control Redemption Date at the Change of Control Redemption Price; provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the Change of Control Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to the terms hereof and the provisions of Section 3.9 of the Indenture. Such right to require the redemption of the Securities shall not continue after a discharge of the Issuer from its obligations



                                     A-2-5
with respect to the Securities in accordance with Article Four of the Indenture, unless a Change in Control shall have occurred prior to such discharge. At the option of the Issuer, the Issuer may elect not to redeem the Securities in respect of which a Holder has exercised rights and instead may elect to convert such Securities, or any portion thereof in integral multiples of $1,000, into Preference Shares, subject to the fulfillment by the Issuer and the Company of the conditions set forth in Section 12.2 of the Indenture. Such Preference Shares shall be exchanged for Ordinary Shares (or, at the option of the Holder requiring redemption, ADSs) at the Change of Control Exchange Ratio.

     On each Optional Redemption Date each Holder shall have the right, at the Holder's option, but subject to the provisions of Section 13.2 of the Indenture, to require the Issuer to redeem, and upon the exercise of such right the Issuer shall redeem, all of such Holder's Securities not theretofore called for redemption, or any portion of the principal amount thereof that is equal to U.S.$5,000 or any greater integral multiple of U.S.$1,000, at the Holder Option Redemption Price; provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the applicable Optional Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to the terms hereof and the provisions of Section 3.9 of the Indenture. Such right to require the redemption of the Securities shall not continue after a discharge of the Issuer from its obligations with respect to the Securities in accordance with Article Four of the Indenture, unless the applicable Optional Redemption Date shall have occurred prior to such discharge.

     At the option of the Issuer, the Issuer may elect not to redeem the Securities in respect of which a Holder has exercised rights and instead may elect to convert such Securities, or any portion thereof in integral multiples of $1,000, into Preference Shares, subject to the fulfillment by the Issuer and the Company of the conditions set forth in Section 13.2 of the Indenture. Such Preference Shares shall be exchanged for Ordinary Shares (or, at the option of the Holder requiring redemption, ADSs) at the Holder Option Exchange Ratio. Each such price will be converted into Dollars at the U.S.$/U.K.(pound) noon buying rate prevailing on such date.

     In the event of a redemption, cancellation or conversion of this Security in part only, the Notes evidenced by this Security shall be reduced by the principal amount so redeemed, cancelled or converted. Thereafter, the Notes represented by this Security shall be the principal amount of Notes most recently entered by or on behalf of the Issuer in the relevant column in Schedule A attached hereto.]

     If an Event of Default (other than that specified in Section 5.1(6), 5.1(7), 5.1(8) or 5.1(9) of the Indenture) shall occur and be continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture, and upon any such declaration such principal and all accrued interest thereon shall become immediately due and payable. If an Event of Default specified in Section 5.1(6), 5.1(7), 5.1(8) or 5.1(9) of the Indenture occurs, the principal of, and accrued



                                     A-2-6
interest on, all of the Securities shall ipso facto become immediately due and payable without any declaration or other Act of the Holder or any act on the part of the Trustee.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the written consent of the Holders of a majority in principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security or such other Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof, premium, if any, or interest hereon on or after the respective due dates expressed herein or for the enforcement of the right to convert this Security as provided in the Indenture.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

     Interest payable in respect of any period which is not a full interest period will be calculated on the basis of a 360-day year of twelve 30-day months and, in the case of an incomplete month, the number of days elapsed.

     In accordance with the provisions of Article Fifteen of the Indenture, the obligations of the Issuer under the Indenture and the Securities have been unconditionally and irrevocably guaranteed by Shire Pharmaceuticals Group plc.

     An incorporator or any past, present or future director, officer, employee or shareholder, as such, of the Issuer or the Company shall not have any liability for any obligations of the Issuer or the Company under this Security or the Indenture or for any claim based on, in



                                     A-2-7
respect of or by reason of such obligations or their creation. By accepting this Security, each Holder shall waive and release all such liability. Such waiver and release is part of the consideration for the issue of this Security.

     The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York, United States of America, without regard to the conflicts of laws principles thereof.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.




                                     A-2-8

                                   SCHEDULE A

                          SCHEDULE OF PRINCIPAL AMOUNT

     The initial principal amount of this Security shall be U.S.$ . The following decreases/increases in the principal amount of this Security have been made:

Date of Decrease/         Decrease in            Increase in Principal   Total Principal Amount   Notation Made by or
Increase                  Principal Amount       Amount                  Following such           on Behalf of Trustee
                                                                         Decrease/Increase

------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
                                                                                                                       ]




                                     A-2-9

                                                                     EXHIBIT A-3

                      FORM OF UNRESTRICTED GLOBAL SECURITY

                              SHIRE FINANCE LIMITED

                      2% SENIOR GUARANTEED CONVERTIBLE NOTE
                               DUE AUGUST 21, 2011

No. [o]                                                             U.S.$ [o]

CUSIP No. [o]

     Shire Finance Limited, an exempted limited company duly organized and existing under the laws of the Cayman Islands (herein called the "Issuer", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co. or registered assigns the principal sum of [o] United States Dollars (U.S.$ [o]) (which principal amount may from time to time be increased or decreased to such other principal amounts (which, taken together with the principal amounts of all other Outstanding Securities, shall not exceed U.S.$400 million in the aggregate at any time) by adjustments endorsed by the Trustee as defined below) on August 21, 2011 and to pay interest thereon, from August 21, 2001, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on February 21 and August 21 in each year (each, an "Interest Payment Date"), commencing February 21, 2002, at the rate of 2% per annum, until the principal hereof is due, and at the rate of 2% per annum on any overdue principal and premium, if any, and, to the extent permitted by law, on any overdue interest until paid. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the 6th day of February or the 6th day of August (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on the relevant Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Issuer, notice whereof shall be given to Holders of Definitive Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of principal shall be made upon the surrender of this Security at the option of the Holder at the Corporate Trust Office of the Trustee, or at such other office or agency (in each case, located



                                     A-3-1
outside the United Kingdom) of the Issuer as may be designated by it for such purpose in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, or at such other offices or agencies (in each case, located outside the United Kingdom) as the Issuer may designate, by wire transfer to a Dollar account maintained by the payee with a bank. Payment of interest on this Security will be made by wire transfer to a Dollar account maintained by the payee with a bank.

     Except as specifically provided herein and in the Indenture, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

     All terms used in this Security which are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof or an Authenticating Agent by the manual signature of one of their respective authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this Security to be duly executed.

                               SHIRE FINANCE LIMITED



                               By:
                                    ----------------------------------------
                                    Name:
                                    Title:





                                     A-3-2

                          [FORM OF REVERSE OF SECURITY]


     This Security is one of a duly authorized issue of securities of the Issuer designated as its "2% Senior Guaranteed Convertible Notes due August 21, 2011" (herein called the "Securities"), limited in aggregate principal amount to U.S.$400 million, issued and to be issued under an Indenture, dated as of August 21, 2001 (herein called the "Indenture"), between the Issuer, Shire Pharmaceuticals Group plc, as guarantor (the "Company") and Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

     No sinking fund is provided for the Securities.

     In the event of a redemption of the Securities, the Issuer will not be required (a) to register the transfer or exchange of Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption; or (b) to register the transfer or exchange of any Security, or portion thereof, called for redemption.

     Notice to the Holders will be given not less than 30 nor more than 60 days prior to the applicable Redemption Date as provided in the Indenture.

     In any case where the due date for the payment of the principal of, premium, if any, or interest on any Security or the last day on which a Holder of a Security has a right to convert his Security shall be, at any Place of Payment or Place of Conversion, as the case may be, a day on which banking institutions at such Place of Payment or Place of Conversion are authorized or obligated by law or executive order to close, then payment of principal, premium, if any, or interest, or delivery for conversion of such Security need not be made on or by such date at such place but may be made on or by the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date for such payment or the date fixed for redemption or repurchase, or by such last day for conversion, and no interest shall accrue on the amount so payable for the period from and after such due date.

     The Securities are subject to redemption at the option of the Issuer at any time on or after August 21, 2004, in whole or in part, upon not less than 30 nor more than 60 days' notice to the Holders prior to the Redemption Date, at a redemption price equal to 100% of the principal amount of the Securities redeemed, plus accrued and unpaid interest to the Redemption Date. The Issuer may only exercise this option during this period if the average of the closing bid and offer quotations per ordinary share published in the London Stock Exchange ("LSE") Daily Official List for twenty of the thirty consecutive dealing days ending within 14 days of giving notice of the redemption is at least 130% of the exchange price in effect on that dealing day. The exchange price is equal to $1,000 divided by the then applicable Exchange Ratio.



                                     A-3-3

     Subject to and upon compliance with the provisions of Article Eleven of the Indenture, at the option of the Holder thereof, any Security or any portion of the principal amount thereof that is U.S.$1,000 or an integral multiple of U.S.$1,000 may be converted into fully paid and nonassessable Preference Shares at the conversion price of one Preference Share per U.S.$1,000 principal amount of Securities. Such conversion right shall commence upon the original issuance of the Securities and expire at the close of business on August 14, 2011, subject, in the case of conversion of any Global Security, to any Applicable Procedures. In case a Security or portion thereof is called for redemption at the election of the Issuer or the Holder thereof exercises his right to require the Issuer to redeem the Security, such conversion right in respect of the Security, or portion thereof so called, shall expire at the close of business on the Business Day immediately preceding the Redemption Date, Change of Control Redemption Date or Holder Option Redemption Date, as the case may be, unless the Issuer defaults in making the payment due upon redemption, as the case may be (in each case subject as aforesaid to any Applicable Procedures with respect to any Global Security).

     A Holder of Securities shall not be entitled to any rights of a holder of Preference Shares until such holder has converted such Security into Preference Shares, and only to the extent that such Securities are deemed to have been converted into Preference Shares under Article Eleven of the Indenture.

     In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security, duly endorsed or assigned to the Issuer or in blank, at any office or agency of the Issuer maintained for that purpose pursuant to Section 9.2 of the Indenture, accompanied by a duly signed conversion notice substantially in the form set forth in Exhibit D of the Indenture stating that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Each Security surrendered for conversion (in whole or in part) during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of any Security or portion thereof which has been called for redemption on a Redemption Date, or is to be redeemed on a Change of Control Redemption Date or Holder Option Redemption Date, with the consequence that the conversion right of such Security would terminate between such Regular Record Date and the close of business on such Interest Payment
Date) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Issuer of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Security (or part thereof, as the case may be) being surrendered for conversion. The interest so payable on such Interest Payment Date with respect to any Security (or portion thereof, if applicable) which is surrendered for conversion during the period from the close of business on any Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date and which Security has been called for redemption on a Redemption Date, or is redeemable on a Change of Control Redemption Date or a Holder Option Redemption Date, with the consequence that the conversion right of such Security would terminate between such Regular Record Date and the close of business on such Interest Payment Date, shall be paid to the Holder of such Security being converted in an amount equal to the interest that would have been payable on such Security if such Security had been converted as of the close of business on such Interest Payment



                                     A-3-4

Date. The interest so payable on such Interest Payment Date in respect of any Security (or portion thereof, as the case may be) which has not been called for redemption on a Redemption Date, or is not eligible for redemption on a Change of Control Redemption Date or Holder Option Redemption Date, with the consequence of termination of the conversion right as aforesaid, which Security (or portion thereof, as the case may be) is surrendered for conversion during the period from the close of business on any Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date, shall be paid to the Holder of such Security as of such Regular Record Date. Interest payable in respect of any Security surrendered for conversion on or after an Interest Payment Date shall be paid to the Holder of such Security as of the next preceding Regular Record Date, notwithstanding the exercise of the right of conversion. Except as provided in this paragraph and subject to the last paragraph of Section 3.9 of the Indenture, no cash payment or adjustment shall be made upon any conversion on account of any interest accrued from the Interest Payment Date next preceding the conversion date, in respect of any Security (or part thereof, as the case may be) surrendered for conversion, or on account of any dividends on the Preference Shares issued upon conversion. The issue by the Issuer to the Holder of the number of Preference Shares into which a Security is convertible will be deemed to satisfy the Issuer's obligation to pay the principal amount of the Security.

     Securities shall be deemed to have been converted on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Preference Shares issuable upon conversion shall be treated for all purposes as the record holder or holders of such Preference Shares at such time.

     In the case of any Security which is converted in part only, upon such conversion the Issuer shall execute and the Trustee shall authenticate and make available for delivery to the Holder thereof, at the expense of the Issuer, a new Security or Securities of authorized denominations in an aggregate principal amount equal to the unconverted portion of the principal amount of such Security. A Security may be converted in part, but only if the principal amount of such Security to be converted is any integral multiple of U.S.$1,000 and the principal amount of such security to remain Outstanding after such conversion is equal to U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof.

     In the event that a Change in Control shall occur, then each Holder shall have the right, at the Holder's option, but subject to the provisions of Section
12.2 of the Indenture, to require the Issuer to redeem, and upon the exercise of such right the Issuer shall redeem, all of such Holder's Securities not theretofore called for redemption, or any portion of the principal amount thereof that is equal to U.S.$5,000 or any greater integral multiple of U.S.$1,000, on the Change of Control Redemption Date at the Change of Control Redemption Price; provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the Change of Control Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to the terms hereof and the provisions of Section 3.9 of the Indenture. Such right to require the redemption of the Securities shall not continue after a discharge of the Issuer from its obligations



                                     A-3-5
with respect to the Securities in accordance with Article Four of the Indenture, unless a Change in Control shall have occurred prior to such discharge. At the option of the Issuer, the Issuer may elect not to redeem the Securities in respect of which a Holder has exercised rights and instead may elect to convert such Securities, or any portion thereof in integral multiples of $1,000, into Preference Shares, subject to the fulfillment by the Issuer and the Company of the conditions set forth in Section 12.2 of the Indenture. Such Preference Shares shall be exchanged for Ordinary Shares (or, at the option of the Holder requiring redemption, ADSs) at the Change of Control Exchange Ratio.

     On each Optional Redemption Date each Holder shall have the right, at the Holder's option, but subject to the provisions of Section 13.2 of the Indenture, to require the Issuer to redeem, and upon the exercise of such right the Issuer shall redeem, all of such Holder's Securities not theretofore called for redemption, or any portion of the principal amount thereof that is equal to U.S.$5,000 or any greater integral multiple of U.S.$1,000, at the Holder Option Redemption Price; provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the applicable Optional Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to the terms hereof and the provisions of Section 3.9 of the Indenture. Such right to require the redemption of the Securities shall not continue after a discharge of the Issuer from its obligations with respect to the Securities in accordance with Article Four of the Indenture, unless the applicable Optional Redemption Date shall have occurred prior to such discharge.

     At the option of the Issuer, the Issuer may elect not to redeem the Securities in respect of which a Holder has exercised rights and instead may elect to convert such Securities, or any portion thereof in integral multiples of $1,000, into Preference Shares, subject to the fulfillment by the Issuer and the Company of the conditions set forth in Section 13.2 of the Indenture. Such Preference Shares shall be exchanged for Ordinary Shares (or, at the option of the Holder requiring redemption, ADSs) at the Holder Option Exchange Ratio. Each such price will be converted into Dollars at the U.S.$/U.K.(pound) noon buying rate prevailing on such date.

     In the event of a redemption, cancellation or conversion of this Security in part only, the Notes evidenced by this Security shall be reduced by the principal amount so redeemed, cancelled or converted. Thereafter, the Notes represented by this Security shall be the principal amount of Notes most recently entered by or on behalf of the Issuer in the relevant column in Schedule A attached hereto.]

     If an Event of Default (other than that specified in Section 5.1(6), 5.1(7), 5.1(8) or 5.1(9) of the Indenture) shall occur and be continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture, and upon any such declaration such principal and all accrued interest thereon shall become immediately due and payable. If an Event of Default specified in Section 5.1(6), 5.1(7), 5.1(8) or 5.1(9) of the Indenture occurs, the principal of, and accrued



                                     A-3-6
interest on, all of the Securities shall ipso facto become immediately due and payable without any declaration or other Act of the Holder or any act on the part of the Trustee.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the written consent of the Holders of a majority in principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security or such other Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof, premium, if any, or interest hereon on or after the respective due dates expressed herein or for the enforcement of the right to convert this Security as provided in the Indenture.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

     Interest payable in respect of any period which is not a full interest period will be calculated on the basis of a 360-day year of twelve 30-day months and, in the case of an incomplete month, the number of days elapsed.

     In accordance with the provisions of Article Fifteen of the Indenture, the obligations of the Issuer under the Indenture and the Securities have been unconditionally and irrevocably guaranteed by Shire Pharmaceuticals Group plc.

     An incorporator or any past, present or future director, officer, employee or shareholder, as such, of the Issuer or the Company shall not have any liability for any obligations of the Issuer or the Company under this Security or the Indenture or for any claim based on, in



                                     A-3-7
respect of or by reason of such obligations or their creation. By accepting this Security, each Holder shall waive and release all such liability. Such waiver and release is part of the consideration for the issue of this Security.

     The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York, United States of America, without regard to the conflicts of laws principles thereof.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.




                                     A-3-8

                                   SCHEDULE A

                          SCHEDULE OF PRINCIPAL AMOUNT

     The initial principal amount of this Security shall be U.S.$ . The following decreases/increases in the principal amount of this Security have been made:

Date of Decrease/         Decrease in            Increase in Principal   Total Principal Amount   Notation Made by or
Increase                  Principal Amount       Amount                  Following such           on Behalf of Trustee
                                                                         Decrease/Increase

------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
------------------        -----------------      ---------------------   -----------------------  --------------------
                                                                                                                       ]





                                     A-3-9

                                                                       EXHIBIT B

                           FORM OF DEFINITIVE SECURITY

                           [Insert Applicable Legend]

                              SHIRE FINANCE LIMITED

                      2% SENIOR GUARANTEED CONVERTIBLE NOTE
                               DUE AUGUST 21, 2011

No. [o]                                                          U.S.$ [o]

[ISIN No. [o]]
[CUSIP No. [o]]
[Common Code [o]]

     Shire Finance Limited, an exempted limited company duly organized and existing under the laws of the Cayman Islands (herein called the "Issuer", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to [o] or registered assigns, the principal sum of [o] United States Dollars (U.S.$ [o]) on August 21, 2011 and to pay interest thereon, from August 21, 2001, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on February 21 and August 21 in each year (each, an "Interest Payment Date"), commencing February 21, 2002, at the rate of 2% per annum, until the principal hereof is due, and at the rate of 2% per annum on any overdue principal and premium, if any, and, to the extent permitted by law, on any overdue interest until paid. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the 6th day of February or the 6th day of August (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on the relevant Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Issuer, notice whereof shall be given to Holders of Definitive Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of principal shall be made upon the surrender of this Security at the option of the Holder at the Corporate Trust Office of the Trustee, or at such other office or agency (in each case, located outside the United Kingdom) of the Issuer as may be designated by it for such purpose in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, or at such other offices or agencies (in each case, located outside the United Kingdom) as the Issuer may designate, by Dollar check drawn on, or wire transfer to, a Dollar account (such a wire transfer to be made only to a Holder of an aggregate principal amount of Definitive Securities in excess of U.S.$2,000,000, and only if such Holder shall have furnished wire instructions in writing to the Trustee no later than 15 days prior to the relevant payment date) maintained by the payee with a bank. Payment of interest on this Security may be made by Dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or, upon written application by the Holder to the Security Registrar setting forth wire instructions not later than the relevant Record Date, by wire transfer to a Dollar account (such a wire transfer to be made only to a Holder of an aggregate principal amount of Definitive Securities in excess of U.S.$2,000,000 and only if such Holder shall have furnished wire instructions in writing to the Trustee no later than 15 days prior to the relevant payment date) maintained by the payee with a bank.

     Except as specifically provided herein and in the Indenture, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

     All terms used in this Security which are not otherwise herein defined shall have the meanings assigned to them in the Indenture.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof or an Authenticating Agent by the manual signature of one of their respective authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this Security to be duly executed.

                                 SHIRE FINANCE LIMITED



                                 By:
                                      --------------------------------
                                      Name:
                                      Title:

Attest:


------------------------
Name:
Title:

                          [FORM OF REVERSE OF SECURITY]


     This Security is one of a duly authorized issue of securities of the Issuer designated as its "2% Senior Guaranteed Convertible Notes due August 21, 2011" (herein called the "Securities"), limited in aggregate principal amount to U.S.$400 million, issued and to be issued under an Indenture, dated as of August 21, 2001 (herein called the "Indenture"), between the Issuer, Shire Pharmaceuticals Group plc, as guarantor (the "Company") and Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. As provided in the Indenture and subject to certain limitations therein set forth, Definitive Securities are exchangeable for a like aggregate principal amount of Definitive Securities of any authorized denominations as requested by the Holder surrendering the Definitive Security or Definitive Securities to be exchanged, at the Corporate Trust Office of the Trustee. The Trustee upon such surrender by the Holder will issue the new Definitive Securities in the requested denominations.

     No sinking fund is provided for the Securities.

     In the event of a redemption of the Securities, the Issuer will not be required (a) to register the transfer or exchange of Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption; or (b) to register the transfer or exchange of any Security, or portion thereof, called for redemption.

     Notice to the Holders will be given not less than 30 nor more than 60 days prior to the applicable Redemption Date as provided in the Indenture.

     In any case where the due date for the payment of the principal of, premium, if any, or interest on any Security or the last day on which a Holder of a Security has a right to convert his Security shall be, at any Place of Payment or Place of Conversion, as the case may be, a day on which banking institutions at such Place of Payment or Place of Conversion are authorized or obligated by law or executive order to close, then payment of principal, premium, if any, or interest, or delivery for conversion of such Security need not be made on or by such date at such place but may be made on or by the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date for such payment or the date fixed for redemption or repurchase, or by such last day for conversion, and no interest shall accrue on the amount so payable for the period from and after such due date.

     The Securities are subject to redemption at the option of the Issuer at any time on or after August 21, 2004, in whole or in part, upon not less than 30 nor more than 60 days' notice to the Holders prior to the Redemption Date, at a redemption price equal to 100% of the principal amount of the Securities redeemed, plus accrued and unpaid interest to the Redemption Date. The Issuer may only exercise this option during this period if the average of the closing bid and offer quotations per ordinary share published in the London Stock Exchange ("LSE") Daily Official List for twenty of the thirty consecutive dealing days ending within 14 days of giving notice of the redemption is at least 130% of the exchange price in effect on that dealing day. The exchange price is equal to $1,000 divided by the then applicable Exchange Ratio.

     Subject to and upon compliance with the provisions of Article Eleven of the Indenture, at the option of the Holder thereof, any Security or any portion of the principal amount thereof that is U.S.$1,000 or an integral multiple of U.S.$1,000 may be converted into fully paid and nonassessable Preference Shares at the conversion price of one Preference Share per U.S.$1,000 principal amount of Securities. Such conversion right shall commence upon the original issuance of the Securities and expire at the close of business on August 14, 2011, subject, in the case of conversion of any Global Security, to any Applicable Procedures. In case a Security or portion thereof is called for redemption at the election of the Issuer or the Holder thereof exercises his right to require the Issuer to redeem the Security, such conversion right in respect of the Security, or portion thereof so called, shall expire at the close of business on the Business Day immediately preceding the Redemption Date, Change of Control Redemption Date or Holder Option Redemption Date, as the case may be, unless the Issuer defaults in making the payment due upon redemption, as the case may be (in each case subject as aforesaid to any Applicable Procedures with respect to any Global Security).

     A Holder of Securities shall not be entitled to any rights of a holder of Preference Shares until such holder has converted such Security into Preference Shares, and only to the extent that such Securities are deemed to have been converted into Preference Shares under Article Eleven of the Indenture.

     In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security, duly endorsed or assigned to the Issuer or in blank, at any office or agency of the Issuer maintained for that purpose pursuant to Section 9.2 of the Indenture, accompanied by a duly signed conversion notice substantially in the form set forth in Exhibit D of the Indenture stating that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Each Security surrendered for conversion (in whole or in part) during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of any Security or portion thereof which has been called for redemption on a Redemption Date, or is to be redeemed on a Change of Control Redemption Date or Holder Option Redemption Date, with the consequence that the conversion right of such Security would terminate between such Regular Record Date and the close of business on such Interest Payment
Date) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Issuer of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Security (or part thereof, as the case may be) being surrendered for conversion. The interest so payable on such Interest Payment Date with respect to any Security (or portion thereof, if applicable) which is surrendered for conversion during the period from the close of business on any Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date and which Security has been called for redemption on a Redemption Date, or is redeemable on a

Change of Control Redemption Date or a Holder Option Redemption Date, with the consequence that the conversion right of such Security would terminate between such Regular Record Date and the close of business on such Interest Payment Date, shall be paid to the Holder of such Security being converted in an amount equal to the interest that would have been payable on such Security if such Security had been converted as of the close of business on such Interest Payment Date. The interest so payable on such Interest Payment Date in respect of any Security (or portion thereof, as the case may be) which has not been called for redemption on a Redemption Date, or is not eligible for redemption on a Change of Control Redemption Date or Holder Option Redemption Date, with the consequence of termination of the conversion right as aforesaid, which Security (or portion thereof, as the case may be) is surrendered for conversion during the period from the close of business on any Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date, shall be paid to the Holder of such Security as of such Regular Record Date. Interest payable in respect of any Security surrendered for conversion on or after an Interest Payment Date shall be paid to the Holder of such Security as of the next preceding Regular Record Date, notwithstanding the exercise of the right of conversion. Except as provided in this paragraph and subject to the last paragraph of Section 3.9 of the Indenture, no cash payment or adjustment shall be made upon any conversion on account of any interest accrued from the Interest Payment Date next preceding the conversion date, in respect of any Security (or part thereof, as the case may be) surrendered for conversion, or on account of any dividends on the Preference Shares issued upon conversion. The issue by the Issuer to the Holder of the number of Preference Shares into which a Security is convertible will be deemed to satisfy the Issuer's obligation to pay the principal amount of the Security.

     Securities shall be deemed to have been converted on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Preference Shares issuable upon conversion shall be treated for all purposes as the record holder or holders of such Preference Shares at such time.

     In the case of any Security which is converted in part only, upon such conversion the Issuer shall execute and the Trustee shall authenticate and make available for delivery to the Holder thereof, at the expense of the Issuer, a new Security or Securities of authorized denominations in an aggregate principal amount equal to the unconverted portion of the principal amount of such Security. A Security may be converted in part, but only if the principal amount of such Security to be converted is any integral multiple of U.S.$1,000 and the principal amount of such security to remain Outstanding after such conversion is equal to U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof.

     In the event that a Change in Control shall occur, then each Holder shall have the right, at the Holder's option, but subject to the provisions of Section
12.2 of the Indenture, to require the Issuer to redeem, and upon the exercise of such right the Issuer shall redeem, all of such Holder's Securities not theretofore called for redemption, or any portion of the principal amount thereof that is equal to U.S.$5,000 or any greater integral multiple of U.S.$1,000, on the Change of Control Redemption Date at the Change of Control Redemption Price; provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the Change of Control Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to the terms hereof and the provisions of Section 3.9 of the Indenture. Such right to require the redemption of the Securities shall not continue after a discharge of the Issuer from its obligations with respect to the Securities in accordance with Article Four of the Indenture, unless a Change in Control shall have occurred prior to such discharge. At the option of the Issuer, the Issuer may elect not to redeem the Securities in respect of which a Holder has exercised rights and instead may elect to convert such Securities, or any portion thereof in integral multiples of $1,000, into Preference Shares, subject to the fulfillment by the Issuer and the Company of the conditions set forth in Section 12.2 of the Indenture. Such Preference Shares shall be exchanged for Ordinary Shares (or, at the option of the Holder requiring redemption, ADSs) at the Change of Control Exchange Ratio.

     On each Optional Redemption Date each Holder shall have the right, at the Holder's option, but subject to the provisions of Section 13.2 of the Indenture, to require the Issuer to redeem, and upon the exercise of such right the Issuer shall redeem, all of such Holder's Securities not theretofore called for redemption, or any portion of the principal amount thereof that is equal to U.S.$5,000 or any greater integral multiple of U.S.$1,000, at the Holder Option Redemption Price; provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the applicable Optional Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to the terms hereof and the provisions of Section 3.9 of the Indenture. Such right to require the redemption of the Securities shall not continue after a discharge of the Issuer from its obligations with respect to the Securities in accordance with Article Four of the Indenture, unless the applicable Optional Redemption Date shall have occurred prior to such discharge.

     At the option of the Issuer, the Issuer may elect not to redeem the Securities in respect of which a Holder has exercised rights and instead may elect to convert such Securities, or any portion thereof in integral multiples of $1,000, into Preference Shares, subject to the fulfillment by the Issuer and the Company of the conditions set forth in Section 13.2 of the Indenture. Such Preference Shares shall be exchanged for Ordinary Shares (or, at the option of the Holder requiring redemption, ADSs) at the Holder Option Exchange Ratio. Each such price will be converted into Dollars at the U.S.$/U.K.(pound) noon buying rate prevailing on such date.

     In the event of a redemption, cancellation or conversion of this Security in part only, a new Definitive Security or Definitive Securities for the unredeemed, non-cancelled or unconverted portion hereof will be issued in the name of the Holder hereof.]

     If an Event of Default (other than that specified in Section 5.1(6), 5.1(7), 5.1(8) or 5.1(9) of the Indenture) shall occur and be continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture, and upon any such declaration such principal and all accrued interest thereon shall become immediately due and payable. If an Event of Default specified in Section 5.1(6), 5.1(7), 5.1(8) or 5.1(9) of the Indenture occurs, the principal of, and accrued interest on, all of the Securities shall ipso facto become immediately due and payable without any declaration or other Act of the Holder or any act on the part of the Trustee.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the written consent of the Holders of a majority in principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security or such other Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof, premium, if any, or interest hereon on or after the respective due dates expressed herein or for the enforcement of the right to convert this Security as provided in the Indenture.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Definitive Securities is registrable on the Security Register upon surrender of a Definitive Security for registration of transfer at the Corporate Trust Office of the Trustee or at such other office or agency (in each case, located outside the United Kingdom) of the Company as may be designated by it for such purpose in the State of New York, City of New York, or at such other offices or agencies (in each case, located outside the United Kingdom) as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Definitive Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees by the Security Registrar. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith.

     Prior to due presentation of a Definitive Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Definitive Security is registered as the owner thereof for all purposes, whether or not such Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     Interest payable in respect of any period which is not a full interest period will be calculated on the basis of a 360-day year of twelve 30-day months and, in the case of an incomplete month, the number of days elapsed.

     In accordance with the provisions of Article Fifteen of the Indenture, the obligations of the Issuer under the Indenture and the Securities have been unconditionally and irrevocably guaranteed by Shire Pharmaceuticals Group plc.

     An incorporator or any past, present or future director, officer, employee or shareholder, as such, of the Issuer or the Company shall not have any liability for any obligations of the Issuer or the Company under this Security or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting this Security, each Holder shall waive and release all such liability. Such waiver and release is part of the consideration for the issue of this Security.

     The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York, United States of America, without regard to the conflicts of laws principles thereof.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                                       EXHIBIT C

                     Form of Certificate of Authentication.

     The Trustee's certificates of authentication shall be in substantially the following form:

Dated:  [Date of Authentication]

     This is one of the Securities referred to in the within-mentioned
Indenture.

                                      -----------------------------------------
                                       as Trustee



                                 By:
                                      -----------------------------------------
                                                 Authorized Signatory

                                                                       EXHIBIT D

                     Form of Conversion and Exchange Notice


                         CONVERSION AND EXCHANGE NOTICE



     The undersigned Holder of this Security hereby irrevocably exercises the option to convert this Security, or any portion of the principal amount hereof (which is an integral multiple of U.S. $1,000) below designated, into Preference Shares in accordance with the terms of the Indenture referred to in this Security, and directs that such Preference Shares, any Ordinary Shares or ADSs which may be issued upon exchange of such Preference Shares and any Definitive Securities representing any unconverted principal amount hereof, be issued to and be registered in the name of the undersigned unless a different name has been indicated below. The undersigned Holder of this Security hereby irrevocably appoints the Issuer or any of its agents to execute (outside the United Kingdom) on behalf of such Holder any document necessary to effect the exchange of any Preference Shares issued to such Holder on conversion of this Security. Any Definitive Security representing any unconverted principal amount hereof will be delivered to the name of the undersigned unless a different name has been indicated below. If Preference Shares, Ordinary Shares, ADSs or Securities are to be issued to or registered in the name of a Person other than the undersigned, the undersigned will pay all taxes or duties payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security. Capitalized terms used herein but not defined herein shall have the meanings set forth in the Indenture.



Dated:  _____________________

                                      -------------------------------------
                                                  Signature




                                                [Signature Guaranteed]

If Definitive Securities, Preference Shares         If only a portion of the
or Ordinary Shares or ADSs issued in exchange       Securities is to be converted,
for Preference Shares are to be registered in or    please indicate:
delivered to the name of a Person other than
the Holder, please print such Person's name
and address (note that all such securities must be  1. Principal amount to be converted:
delivered to or registered in the name of only
one Person):
                                                    U.S.$___________

                                                    (any integral multiple of U.S.$1,000)
-------------------------------------
                           Name                     2. Principal amount and
                                                    denomination of Securities
                                                    representing unconverted
                                                    principal amount to be
                                                    issued:

-------------------------------------
                          Address                   Amount:  U.S.$________

                                                    Denominations:
                                                    U.S.$______
                                                   (any integral multiple of U.S.$1,000)
-------------------------------------
Social Security or other Taxpayer
Identification Number, if any
                                                   Indicate account details where any
                                                   cash payments shall be made:




-------------------------------------


Please indicate whether Ordinary Shares or ADSs to be received upon exchange of Preference Shares if the Issuer does not exercise its option to procure the delivery of cash:

         / /   Ordinary Shares
         / /   ADSs

                                                                       EXHIBIT E

            Form of Notice of Redemption at the Option of the Holder
            --------------------------------------------------------


                    ELECTION OF HOLDER TO REQUIRE REDEMPTION

     1. Pursuant to [Section 12.1][Section 13.1] of the Indenture, the undersigned hereby elects to have this Security redeemed by the Issuer.

     2. The undersigned hereby directs the Trustee or the Issuer to pay it or __________________ an amount in cash or, at the Issuer's election, that the Issuer procures the issue of Ordinary Shares (or ADSs, at the undersigned's election) to __________________ in exchange for the Preference Shares into which the Securities may at the Issuer's option, be converted, valued as set forth in the Indenture, equal to [101%][100%] of the principal amount to be redeemed/converted (as set forth below), plus interest accrued to the [Change of Control Redemption Date ][Holder Option Redemption Date], as provided in the Indenture. If Preference Shares, Ordinary Shares, ADSs or Securities are to be issued to or registered in the name of a Person other than the undersigned, the undersigned will pay all taxes or duties payable with respect thereto.

     3. The undersigned hereby irrevocably appoints the Issuer or any of its agents to execute (outside the United Kingdom) on its behalf any document necessary to effect the exchange of any Preference Shares issued on conversion of this Security in lieu of redemption.

[Check if applicable]:     / / The undersigned hereby certifies that [include
                           if notice is delivered pursuant to Section 12.1:
                           the Company Notice was not delivered to the undersigned in the United States and] as of the date of this notice, the undersigned is not in the United
                           States, as defined in Regulation S under the U.S.
                           Securities Act of 1933.



                           Dated:
                                  -------------------------------------


                                  -------------------------------------
                                               Signature


                                  -------------------------------------
                                         Signature Guaranteed

Principal amount to be redeemed
(must be equal to U.S. $5,000 or any
greater integral multiple of U.S.$1,000):

Remaining principal amount following such redemption:

Please indicate whether Ordinary Shares or ADSs to be received in lieu of redemption, if the Issuer elects to convert the Securities into Preference
Shares:

         / /   Ordinary Shares
         / /   ADSs

----------------------

NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

                                                                       EXHIBIT F

                                Form of Guarantee

                                    GUARANTEE

     For value received, SHIRE PHARMACEUTICALS GROUP PLC, a public limited company organized and existing under the laws of England and Wales (herein called the "Guarantor", which term includes any successor Person under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby irrevocably and unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed, and to the Trustee for itself and on behalf of each such Holder, the due and punctual payment of (i) the principal of (and premium, if any, on) and interest, if any, on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption at the option of the Issuer or the Holder, or otherwise, in accordance with the terms of said Security and of the Indenture and (ii) all other obligations of the Company hereunder, including without limitation Section 6.7 (other than, for the avoidance of doubt, the obligations of the Issuer relating to the exchange of Preference Shares for Ordinary Shares or ADSs). In case of the failure of the Issuer punctually to make any such payment of principal (or premium, if any) or interest, if any, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Issuer.

     The Guarantor hereby agrees that it shall make all payments in respect of principal of (and premium, if any, on) and interest (including interest on amounts in default), if any, on the Securities or the payment of any other sums due on the Securities pursuant to this Guarantee without deduction or withholding for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied upon or as a result of such payments by or on behalf of any taxing authority, unless deduction or withholding of such taxes, duties, assessments or governmental charges is required by law.

     The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of the validity, regularity or enforceability of said Security or the Indenture, the absence of any action to enforce the same, any waiver or consent by the Holder of said Security or by the Trustee or the Paying Agent with respect to any provisions thereof or of the Indenture, the recovery of any judgment against the Issuer or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to said Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by complete performance of its obligations contained in the Indenture, said Security and this Guarantee.

     The Holder of the Security on which this Guarantee is endorsed is entitled to the further benefits relating thereto set forth in the Security and the Indenture. No reference herein to the Indenture and no provision of this Guarantee, said Security or the Indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal of (and premium, if any, on) and interest, if any, the Security upon which this Guarantee is endorsed.

     The Indenture, the Securities and this Guarantee are governed by and will be construed in accordance with the laws of the State of New York, without regard to the applicable principles of conflicts of laws to the extent that the application of the laws of another jurisdiction would be required thereby.

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS GUARANTEE SET FORTH IN SAID SECURITY AND IN THE INDENTURE, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

     Terms used in this Guarantee and not defined herein shall have the meaning assigned to them in the Indenture.

     This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the within Security has been executed by the Trustee, directly or through an Authenticating Agent, by manual or facsimile signature of an authorized signatory.

     IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed.


Dated:


                              SHIRE PHARMACEUTICALS GROUP PLC


                              By:
                                   --------------------------------------------
                                   Name:
                                   Title:

                                                                       EXHIBIT G

                Form of Certificate To Be Delivered in Connection
                    with Transfers Pursuant to Regulation S
                -------------------------------------------------




The Bank of New York
101 Barclay Street
Floor 21 West
New York, New York 10286
Attention: Corporate Trust Administration

Re:      Shire Finance Limited (the "Issuer")
         2.0% Guaranteed Convertible Senior Notes due 2011 (the "Securities")

Ladies and Gentlemen:

     In connection with our proposed sale of $____________ principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933 and, accordingly, we represent that:

     (1) the offer of the Securities was not made to a person in the United States;

     (2) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

     (3) no directed selling efforts have been made by us in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

     (4) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933.

     You, the Issuer and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate but not defined herein have the meanings set forth in Regulation S.

Very truly yours,



[Name of Transferor]



By:_________________________
    (authorized signatory)



                                      G-1